UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Constellation Brands

WORTH REACHING FOR

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS AND 2020 PROXY STATEMENT

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

May 29, 2020

To Our Stockholders:

You are cordially invited to attend the 2020 Virtual Annual Meeting of Stockholders of Constellation Brands, Inc. on Tuesday, July 21, 2020 at 11:00 a.m. (EDT).

Again this year, our annual meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio broadcast. We believe that hosting a virtual meeting enables greater stockholder attendance and participation from any location around the world. You will be able to attend the 2020 Virtual Annual Meeting, vote your shares, and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/STZ2020.

The attached Notice of Virtual Annual Meeting of Stockholders and Proxy Statement describe in detail the matters expected to be acted upon at the meeting. Also provided is the Company’s 2020 Annual Report that contains important business and financial information regarding the Company.

Your vote is important. Regardless of whether you participate in the annual meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Voting online or by phone, written proxy, or voting instruction card ensures your representation at the annual meeting regardless of whether you attend the virtual meeting.

Thank you for your continued support of Constellation Brands.

Very truly yours,

/s/ Robert Sands

ROBERT SANDS
Executive Chairman of the Board

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Date/Time	Tuesday, July 21, 2020 at 11:00 a.m. (EDT)

Virtual Meeting Access
To attend the meeting, vote, examine the stockholders list, and ask questions, go to www.virtualshareholdermeeting.com/STZ2020.
You will need the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials (“Notice”), your proxy card, or on the instructions that accompany your proxy materials. Because the Annual Meeting is virtual and being conducted over the Internet, stockholders will not be able to attend the Annual Meeting in person.

Items of Business	1.Elect as directors the twelve (12) nominees named in the Proxy Statement;

2. Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2021;

3. Approve, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement; and

4. Transact such other business as may properly come before the Meeting, or any adjournment or postponement.

Record Date	Holders of Class A Common Stock and Class B Common Stock as of the record date of May 22, 2020 are entitled to notice of and to vote on the matters listed in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James O. Bourdeau

JAMES O. BOURDEAU
Secretary

Your vote is important to us, and we encourage you to vote your shares as soon as possible even if you plan to attend the virtual Annual Meeting. You can vote in the following ways:

Visit the website listed on your Notice or proxy card(s) to VOTE VIA THE INTERNET	If you received paper copies of your proxy materials in the mail, sign, date, and return your proxy card(s) in the enclosed envelope to VOTE BY MAIL	Call the telephone number specified on your proxy card(s) or on the website listed on your Notice to VOTE BY PHONE

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on July 21, 2020: This Proxy Statement and the Company’s 2020 Annual Report are available on our website at www.cbrands.com/annual-meeting

PROXY STATEMENT	Annual Meeting Information	Table of Contents

CONSTELLATION BRANDS, INC.
207 High Point Drive, Building 100
Victor, New York 14564
PROXY STATEMENT

ANNUAL MEETING INFORMATION

This Proxy Statement is being furnished to the holders of the common stock of Constellation Brands, Inc. (the “Company,” “we,” “our,” or “us”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2020 Annual Meeting of Stockholders of the Company and at any adjournment or postponement thereof (the “Meeting”). This year we will again hold a virtual annual meeting of stockholders. Stockholders may participate online by logging onto www.virtualshareholdermeeting.com/STZ2020. There will not be a physical meeting location. See the Questions & Answers section near the end of this Proxy Statement for additional information.

We are delivering proxy materials to many stockholders via the Internet under the Securities and Exchange Commission’s (the “SEC”) Notice and Access rules. Using this method of distribution, on or about June 5, 2020, we will mail an Important Notice Regarding the Availability of Proxy Materials (the “Notice”) that contains information about our 2020 Virtual Annual Meeting of Stockholders and instructions on how to view all proxy materials, and vote electronically, on the Internet. If you receive the Notice and prefer to receive a paper or e-mail copy of the proxy materials, follow the instructions in the Notice for making this request, and the materials will be sent promptly to you via your preferred method. If you prefer to vote by phone, the website listed on the Notice, www.proxyvote.com, has instructions for voting by phone. If you received paper copies of our proxy materials in the mail, you may submit your proxy by properly executing and returning the proxy card(s) in the enclosed envelope(s). If you received paper copies of this year’s proxy materials by mail, you can elect to receive in the future an e-mail message that will provide a link to those documents on the Internet.

As of the close of business on May 22, 2020 (the “Record Date”), the outstanding common stock of the Company consisted of Class A Common Stock, par value $.01 per share (“Class A Stock”), Class B Common Stock, par value $.01 per share (“Class B Stock”), and Class 1 Common Stock, par value $.01 per share (“Class 1 Stock”). The capital stock of the Company entitled to be voted at the Meeting that was outstanding as of the Record Date consisted of 167,954,251 shares of Class A Stock and 23,291,874 shares of Class B Stock. Each share of Class B Stock is convertible into one share of Class A Stock at any time at the option of the holder.

Shares of Class 1 Stock have limited voting rights, and holders of Class 1 Stock are not entitled to vote on any of the proposals described in this Proxy Statement. Only holders of record of Class A Stock and/or Class B Stock on the books of the Company at the close of business on the Record Date for determining eligibility to vote at the Meeting are entitled to notice of and to vote at the Meeting.

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PROXY STATEMENT	Corporate Governance	Table of Contents
CORPORATE GOVERNANCE

The Board of Directors and Committees of the Board

Board Leadership Structure

The Board of Directors is responsible for overseeing the exercise of corporate power and ensuring that the Company's business and affairs are managed to meet our stated goals and objectives. The Board ensures that we have an effective management team in place to run our business and serves to protect and advance the long-term interests of our stockholders. The role of our executive officers is to develop and implement a strategic business plan for the Company and to grow our business. Our employees conduct our business under the direction of our President and Chief Executive Officer and with the independent oversight of the Board.

Role of Chairman and Lead Director

The Board’s Corporate Governance Guidelines provide that there is no predetermined policy as to whether the roles of Chairman of the Board and Chief Executive Officer should be separate and, if the roles are to be separate, whether the Chairman of the Board should be a non-management director. If the Chief Executive Officer serves as Chairman of the Board or if there is a separate Chairman of the Board who is also a member of management, our Corporate Governance Guidelines provide for the designation of one of the independent directors as lead director. The lead director schedules and presides at executive sessions of non-management directors (and, if any non-management director is not independent, executive sessions of independent directors). As required, the lead director also facilitates communication between other members of the Board, the Chairman, the Vice Chairman, and the Chief Executive Officer. Since the Chairman of the Board is currently an executive officer and serves as a member of management, a lead director has been designated. Currently, Mr. Locke serves in this capacity. Our Corporate Governance Guidelines provide that there is no fixed schedule for the rotation of the lead director, although rotation may be desirable from time to time.

We believe this structure is appropriate as it provides us with an Executive Chairman and an Executive Vice Chairman who are members of our founding family as well as a lead director to provide independent leadership to the Board. The continued membership of Mr. Robert Sands and Mr. Richard Sands on our Board allows us to continue to benefit from the experience and strategic insights of executives who have collectively provided approximately seventy years of service to our Company. In addition, because of their significant ownership of our Company stock, their interests are well aligned with those of our stockholders.

Oversight of Risk Management

The Board oversees the management of risks inherent in the operation of our business, with a focus on the most significant risks that we face. The Board performs this oversight role at multiple levels. In connection with its oversight of our strategic direction, as well as operations of our beer and wine and spirits divisions and corporate functions, the Board considers and addresses the primary risks associated with those strategic plans, divisions, and functions on a macro level. In addition, each Board committee addresses the risks specific to the function of that committee. For example, the Board committees address the following risks:

•The Audit Committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls, and financial reporting practices, and reviews and assesses our major financial risk exposures and the manner in which such risks are being monitored and controlled. The Audit Committee also monitors the Company’s compliance with legal and regulatory requirements.

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•The Human Resources Committee reviews our executive and non-executive compensation programs and practices as they relate to risk management practices and risk-taking incentives.
•The Corporate Governance Committee oversees risks related to our governance structure and processes. It administers our related person transactions policy, and as part of that administration process, oversees our processes for mitigating any risks in such transactions. It also annually reviews the pledging of Company stock, if any, by executive officers and directors, and oversees risks related to any such pledging.

We have created a management committee named the Enterprise Risk Management Committee. This committee is comprised of members of management whose job functions relate to a wide variety of risk-sensitive areas, including operations, internal audit, finance, accounting, legal, and information technology. The committee meets periodically for the purposes of identifying and assessing risks that we face and developing and implementing processes and procedures to manage, mitigate, or otherwise address identified risks. To facilitate the Board’s and the Board committees’ oversight functions as they relate to risk issues, the Enterprise Risk Management Committee periodically reports to, and receives comments from, the Board and the Audit Committee.

Compensation Risk Assessment

In April 2020, the Human Resources Committee received a report from its independent compensation consultant analyzing our executive compensation programs for potential risks created by such programs, as well as the design elements in our programs that mitigate any such risks. The Human Resources Committee also received a comparable report with respect to our non-executive compensation programs prepared by the Human Resources Department. The Human Resources Committee’s review process did not identify any compensation-related risks that it considered reasonably likely to have a material adverse effect on us. The Human Resources Committee reached this conclusion after considering a number of features of our compensation programs that are designed to mitigate risk, including but not limited to: (i) a mix of cash and equity compensation and a mix of short-term and long-term compensation; (ii) effective controls and plan governance, including centralized management by Human Resources and oversight by Finance; (iii) capped maximum opportunities under the annual short-term incentive compensation program and the Performance Share Unit (“PSU”) programs that discourage excessive risk-taking and protect against the possibility that actions are taken to maximize short-term results at the expense of long-term objectives; (iv) annual short-term incentive compensation that is dependent upon our performance against multiple performance metrics; (v) a mix of equity awards, including non-qualified stock options (“NQSOs”), restricted stock units (“RSUs”), and PSUs (for all named executive officers other than the Executive Chairman of the Board and the Executive Vice Chairman of the Board, who receive stock options only); and (vi) our robust stock ownership guidelines.

Director Independence

The Board adopted and reviews on an annual basis the Board of Directors’ Corporate Governance Guidelines. These guidelines, which were most recently reviewed in October 2019, include categorical standards of independence which are designed to assist the Board in determining whether certain relationships between our directors and the Company or its subsidiaries are “material relationships” for purposes of the NYSE independence standards. The Corporate Governance Guidelines, including its categorical standards of independence, are available on our website at www.cbrands.com/investors under the section entitled Board of Directors’ Committee Charters. The Board has adopted the following categorical standards under the Corporate Governance Guidelines in order to guide its determination of whether a Director is independent:

A director will not be independent if:

•currently or within the last three years the director was employed by the Company;

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•an immediate family member of the director is or has been within the last three years an executive officer of the Company;
•the director or an immediate family member of the director received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service);
•the director or an immediate family member of the director is a current partner of a firm that is the Company's internal or external auditor;
•the director is a current employee of a firm that is the Company’s internal or external auditor;
•the director has an immediate family member who is a current employee of a firm that is the Company’s internal or external auditor and such immediate family member personally works on the Company’s audit;
•the director or an immediate family member of the director was within the last three years a partner or employee of a firm that is the Company’s internal or external auditor and such director or immediate family member personally worked on the Company’s audit within that time;
•the director or an immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company in which any of the Company’s present executive officers at the same time serve or served on that other company’s compensation committee; or
•the director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1,000,000 or 2% of such other company’s consolidated gross revenues.

In addition, the following commercial and charitable relationships will not be considered material relationships that would impair a director's independence:

•an immediate family member of the director is or was employed by the Company other than as an executive officer;
•the director or an immediate family member of the director received $120,000 or less in direct compensation from the Company during any twelve month period (other than director and committee fees and pension or other forms of deferred compensation for prior service);
•an immediate family member of the director is employed by a present or former internal or external auditor of the Company and such family member does not personally work on the Company’s audit and did not personally work on the Company’s audit within the last three years;
•an immediate family member of the director was a partner or employee of a present or former internal or external auditor of the Company and did not personally work on the Company’s audit within the last three years;
•the director is or was an executive officer or employee, partner or shareholder, or an immediate family member of the director is or was an executive officer, partner or shareholder, of another company that does business with the Company and the annual sales to, or purchases from, the Company for property and/or services are less than or equal to the greater of $1,000,000 or 2% of the annual revenues of such other company;
•the director is or was an executive officer, employee, partner, or shareholder of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company’s indebtedness to the other is less than or equal to 2% of the total consolidated assets of the company for which he or she serves as an executive officer, employee, partner or shareholder; and
•the director serves or served as an officer, director, or trustee of a tax exempt organization, and the Company’s discretionary contributions to the tax exempt organization are less than or equal to the greater of $1,000,000 or 2% of that organization’s total annual consolidated gross revenues.

Relationships not addressed by the NYSE rules or otherwise described above will not cause an otherwise independent director not to be considered independent. For relationships that do not fall within the categories delineated above, the other directors who are otherwise independent under the guidelines will

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determine whether a relationship is material and, therefore, whether such director would be independent.

In April 2020, The Board reviewed the independence of each incumbent director and director nominee. Based on the Board of Directors’ Corporate Governance Guidelines, including its categorical standards of independence, the Board has affirmatively determined that none of the following directors and director nominees had any material relationship with the Company and are therefore independent: Christy Clark, Jennifer M. Daniels, Jerry Fowden, Ernesto M. Hernández, Susan Somersille Johnson, James A. Locke III, Jose Manuel Madero Garza, Daniel J. McCarthy, and Judy A. Schmeling. The Board had also previously determined that Barry A. Fromberg, Robert L. Hanson, and Keith E. Wandell, who were directors for a portion of fiscal 2020 but either resigned or did not stand for re-election at the Company's Annual Meeting of Stockholders on July 16, 2019, were independent. Therefore, each director and director nominee, other than Robert Sands, Richard Sands, and William A. Newlands, is independent. Following the Meeting, assuming all of the nominated directors are elected, the Board is expected to consist of twelve directors, nine of whom, representing 75% of the Board, will be independent.

In determining the independence of each director, the Board considered and deemed immaterial to the directors' independence transactions involving financing arrangements, charitable contributions, or the sale of products and services in the ordinary course of business between the Company and companies or organizations at which some of our directors or their immediate family members were directors, officers, or employees. In each case, the amount paid to or received from these companies or organizations in each of the last three years was below thresholds in the guidelines. The Board determined that none of the relationships it considered impaired the independence of the directors.

Board and Committee Meetings and Committee Membership

During fiscal 2020, the Board of Directors met seven times. Each incumbent director who is standing for re-election at the Meeting attended at least 75% of the total number of meetings held by the Board and each committee of the Board on which he or she served during his or her period of service. The non-management members of the Board, all of whom are independent, also meet periodically in regularly scheduled sessions without management. Our directors are expected to attend each annual meeting of stockholders, and all directors who were at that time standing for re-election attended our 2019 Annual Meeting of Stockholders.

The table below lists our three separately designated, standing Board committees, the directors who serve on them, and the number of committee meetings held in fiscal 2020. Each committee operates under a written charter that was approved by the Board and is available on our website at www.cbrands.com/investors. Each member of the three standing Board committees is independent in accordance with the applicable requirements of the New York Stock Exchange (“NYSE”) listing standards, the SEC, and the categorical standards of independence contained within our Board of Directors’ Corporate Governance Guidelines.

Audit Committee	Human Resources Committee	Corporate Governance Committee
Ms. Daniels	Ms. Clark	Mr. Fowden
Mr. Madero	Mr. Fowden u	Mr. Locke un
Mr. McCarthy	Mr. Hernández	Ms. Schmeling
Ms. Schmeling ul	Ms. Johnson
Number of meetings held in fiscal 2020:
5	7	4
u Chairperson	l Audit Committee financial expert	n Lead Director

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All directors served on the respective committees listed above for the entire 2020 fiscal year, except as follows:

•Audit Committee - Mr. Madero was elected as a member of the committee effective October 2, 2019.
•Human Resources Committee - Ms. Clark was elected as a member of the committee effective October 2, 2019.

Audit Committee

This committee performs the Board’s oversight responsibilities as they relate to our accounting policies, internal controls, and financial reporting practices, including, among other things, the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, and the performance of our internal audit function and the independent registered public accounting firm. In addition, this committee maintains a line of communication between the Board and our financial management, internal auditors, and independent registered public accounting firm. The Board has determined that Ms. Daniels, Mr. Madero, Mr. McCarthy, and Ms. Schmeling are independent (as independence is determined for audit committee members under NYSE listing standards) and that all are financially literate. The Board has also determined that Ms. Schmeling, the Chairperson of the Audit Committee, qualifies as an audit committee financial expert. Additional information regarding the experience of each committee member is set forth under the heading “Director Nominees.” No committee member simultaneously serves on the audit committees of more than two other public companies.

Corporate Governance Committee

This committee functions as the nominating committee of the Board. The Corporate Governance Committee identifies individuals qualified to become Board members consistent with criteria and qualifications for membership approved by the Board and selects, or recommends that the Board select, director nominees for each annual meeting of stockholders. The Corporate Governance Committee advises the Board concerning the appropriate composition of the Board and its committees, develops and recommends corporate governance guidelines to the Board, and advises the Board regarding appropriate corporate governance practices and assists the Board in achieving them. Among other matters, this committee also makes recommendations to the Board with respect to an officer to be designated as Chief Executive Officer, directors to serve as Chairman of the Board and Vice Chairman of the Board, and, if applicable, an independent director to serve as lead director. In addition, this committee advises the Board regarding compensation for the non-management directors and reviews related person transactions involving the Company and its directors, director nominees, executive officers, or significant stockholders.

The Corporate Governance Committee identifies potential director candidates from any outside advisors it may retain, as well as from other members of the Board, executive officers, and other contacts. The Corporate Governance Committee has from time to time engaged the services of independent third-party search firms to assist it in identifying and evaluating potential director candidates who will bring to the Board specific skill sets as established by the Corporate Governance Committee.

The Corporate Governance Committee will also consider director nominations identified by our stockholders. Nominations by stockholders must be provided in a timely manner and must include sufficient biographical information so that the Corporate Governance Committee can appropriately assess the proposed nominee’s background and qualifications. In its assessment of potential candidates, the Corporate Governance Committee will review the candidate’s character, wisdom, judgment, ability to make independent analytical inquiries, business experiences, understanding of our business environment, acumen, and ability to devote the time and effort necessary to fulfill his or her responsibilities, all in the context of the perceived needs of the Board at that time. For a stockholder to

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have his or her candidate considered by the Corporate Governance Committee for inclusion as a director nominee at the 2021 Annual Meeting of Stockholders, stockholder submissions of candidates for nomination to the Board must be received in writing at our offices by the Company’s Secretary, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564. Potential nominees recommended by a stockholder in accordance with these procedures will be considered and evaluated in the same manner as other potential nominees.

Pursuant to our Board of Directors’ Corporate Governance Guidelines, individual diversity as well as diversity in experience and areas of expertise are factors that are considered by the Corporate Governance Committee in its assessment of candidates. The Board, however, has not adopted any objective diversity-driven criteria or composition requirements. The Board seeks individuals having knowledge and experience in such disciplines as finance and accounting, international business, marketing, law, human resources, and consumer products. The Board also seeks individuals who bring unique and varied perspectives and life experiences to the Board. As such, the Corporate Governance Committee assists the Board by selecting or recommending director candidates who it believes will enhance the overall diversity of the Board.

Human Resources Committee

This committee functions as the compensation committee of the Board. In addition to satisfying the applicable independence requirements of the SEC and the NYSE and qualifying as independent under the Board of Directors’ Corporate Governance Guidelines, the members of the Human Resources Committee also meet the requirements for “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and are considered “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This committee fulfills the Board’s responsibilities relating to the compensation of our executive officers, including our Chief Executive Officer, and engages an independent consultant to assist with its review and analysis of executive compensation. Additionally, the Human Resources Committee monitors: our human resources policies and procedures as they relate to our goals and objectives and good management practices; our material policies and procedures which relate to compliance with pertinent human resources laws and regulations, the ethical conduct of the business as it relates to human resources matters, and the management of human resources capital; and our procedures and internal controls that relate to personnel administration, pay practices, and benefits administration. The Human Resources Committee is responsible for evaluating the performance of our Chief Executive Officer and approves each element of his compensation, as well as the compensation of our other executive officers. This committee also annually reviews with management the Compensation Discussion and Analysis section of this Proxy Statement and, as appropriate, recommends to the Board that it be included in our applicable filings with the SEC.

This committee presently oversees our Long-Term Stock Incentive Plan, Annual Management Incentive Program, and 1989 Employee Stock Purchase Plan, and reviews our senior management development and succession plans as well as other important human resources issues. The Human Resources Committee has not delegated any authority with respect to the compensation of our executive officers. The Human Resources Committee has delegated to our Chief Human Resources Officer limited authority to grant equity awards to non-executive officer employees, subject to certain limitations on the aggregate annual value of such awards and the annual value of awards granted to an individual recipient.

The Role of Our Executive Officers
Executive officers, including our Executive Chairman of the Board, Executive Vice Chairman of the Board, and our Chief Executive Officer, may make recommendations and provide information to, and answer questions from, the Human Resources Committee as it fulfills its responsibilities regarding executive compensation during each fiscal year. No executive officer has the authority to approve his or her

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compensation or to grant awards of equity compensation to himself or herself or to any other executive officer.

The Role of Compensation Consultants
The Human Resources Committee directly engaged Frederic. W. Cook & Co., Inc. (“FW Cook”) to serve as its independent compensation consultant for fiscal 2020. The scope of services relating to fiscal 2020 executive compensation performed by FW Cook generally consisted of the following:

•competitive reviews of our executive compensation programs, including a review of current incentive programs, a review of our peer group, and external market-check analyses (including a pay-for-performance analysis);
•plan modification and design recommendations, including advice related to the design of our compensation program for our President and Chief Executive Officer, Executive Chairman, and Executive Vice Chairman;
•updates on executive compensation trends and related regulatory rulemaking;
•an executive compensation risk analysis;
•a review of the 2020 Compensation Discussion and Analysis; and
•additional consultant support as needed including review and comment on management proposals and attendance at committee meetings.

FW Cook also serves as the independent compensation consultant to the Corporate Governance Committee of the Board concerning compensation of the non-management directors. The Corporate Governance Committee has directly engaged FW Cook to assist with its review and recommendations concerning the non-management director compensation program for action by the Board in fiscal 2020. During fiscal 2020, FW Cook provided advice and recommendations on executive and director compensation and did not provide us with any additional services.

The Human Resources Committee has considered the independence of FW Cook, as required under NYSE Listing Rules. The committee has also considered the relevant factors, including but not limited to those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act, that could give rise to a potential conflict of interest with respect to FW Cook. Based on its reviews, the Human Resources Committee has not identified any conflicts of interest regarding the services of FW Cook or its employees.

Communications with the Board of Directors

Stockholders or other interested parties may arrange to communicate directly with the directors, the lead director, or the non-management directors as a group by writing to them in the care of the Board of Directors, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564. We will forward all such communications (other than unsolicited advertising materials). Stockholders or other interested parties may also communicate concerns via our 24-hour hotline as set forth in the policy regarding Communications from Stockholders or Other Interested Parties available on our website at www.cbrands.com/investors.

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Director Compensation

The Corporate Governance Committee advises the Board with regard to compensation of non-management directors. The Corporate Governance Committee directly engaged FW Cook as its independent compensation consultant to assist with such matters during fiscal 2020. Management personnel within the Human Resources Department support the Corporate Governance Committee and the Board in their work concerning non-management director compensation. Executive officers may make recommendations or provide information to, or answer questions from, the Corporate Governance Committee and the Board regarding non-management director compensation. Messrs. Newlands, Robert Sands, and Richard Sands, who are also executive officers of the Company, receive no additional compensation for serving as directors.

Our compensation program for non-management members of the Board currently runs on an annual cycle starting with the first Board meeting immediately following the Annual Meeting of Stockholders and includes compensation in the form of cash, RSUs, and NQSOs. As part of the annual compensation review process, our director compensation program was reviewed by FW Cook in June 2019. The changes below, recommended by FW Cook, were reviewed and approved by the Board at its July 16, 2019 meeting:

•The annual Board cash retainer was increased from $92,500 to $100,000;
•The value of the RSU component of the annual equity award was increased from $95,000 to $102,500; and
•The Human Resources Committee Chair retainer was increased from $15,000 to $20,000.

In FW Cook’s review and recommendation of the above revisions to our director compensation program, FW Cook informed the committee that the structure of our director compensation program continues to be generally consistent with peer group policy and “best practice” design as recognized by the proxy advisory firms and investor groups, and that the proposed program was aligned with market median posture.

For the annual cycle starting with the first Board meeting immediately following the 2019 Annual Meeting of Stockholders, our annual compensation program for non-management directors consists of:

•an annual cash retainer of $100,000, payable in quarterly installments;
•an annual fee of $15,000 to the Chair of the Corporate Governance Committee, payable in quarterly installments;
•an annual fee of $20,000 to the Chairs of the Human Resources Committee and the Audit Committee, payable in quarterly installments;
•a $25,000 annual cash retainer to be paid to the Board’s lead director, if any, payable in quarterly installments;
•a stock option grant with a grant date fair value of $55,000; and
•an RSU award with a grant date fair value of $102,500.

On July 16, 2019, non-management directors were granted:

•1,289 stock options to purchase Class 1 Stock at an exercise price of $197.88 that are exercisable for a ten-year period. These options vest six months from the grant date, subject to earlier vesting in the event of death or disability; and
•517 RSUs, which vest on the first July 1st following the grant date, subject to earlier vesting in the event of death or disability, or a change-in-control of the Company.

We reimburse our non-management directors for reasonable expenses incurred in connection with attending Board and Board committee meetings. For the 2019 calendar year, we reimbursed our non-management directors for purchases of our company products having a value up to $5,000. In order to

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improve efficiencies in administering this product allowance program and to allow greater participation by our directors who reside outside the United States, starting for the 2020 calendar year, the reimbursement approach was replaced with a cash payment of $5,000 per calendar year to be used towards our products. We also maintain a charitable matching program pursuant to which we will match donations by directors up to $5,000 per year to charitable organizations focused on health, education, or the arts. During fiscal 2020, Mr. Fromberg and Ms. Johnson each had $5,000 in donations matched by us under this program.

Director Compensation in Fiscal 2020

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation(4)	Total
Christy Clark(5)	$46,154	$85,297	$45,817	$—	$177,268
Jennifer M. Daniels	$97,260	$102,304	$54,989	$—	$254,553
Jerry Fowden	$115,433	$102,304	$54,989	$5,000	$277,726
Barry A. Fromberg(6)	$46,250	$—	$—	$9,999	$56,249
Ernesto M. Hernández	$97,260	$102,304	$54,989	$5,000	$259,553
Susan Somersille Johnson	$97,260	$102,304	$54,989	$9,788	$264,341
James A. Locke III	$137,260	$102,304	$54,989	$231	$294,784
Jose Manuel Madero Garza(5)	$25,000	$85,297	$45,817	$—	$156,114
Daniel J. McCarthy	$97,260	$102,304	$54,989	$5,000	$259,553
Judy A. Schmeling	$117,260	$102,304	$54,989	$5,000	$279,553
Keith E. Wandell(6)	$46,250	$—	$—	$3,818	$50,068

(1)	This column reflects the following amounts earned or paid during fiscal 2020: (i) a cash retainer for Board service and (ii) fees for serving as lead director or as a committee Chair.
(2)
These amounts represent the full grant date fair value of awards of RSUs granted in fiscal 2020. This represents the aggregate amount that we expected to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. The aggregate number of shares of unvested RSUs held at the end of fiscal 2020 was 517 RSUs by each non-management director other than Ms. Clark and Mr. Madero who each held 416 unvested RSUs at the end of fiscal 2020.

(3)
These amounts represent the grant date fair value of stock options granted in fiscal 2020 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. Assumptions used in calculating these values may be found in Note 19 of our financial statements in our Annual Report on Form 10-K for the fiscal year ended February 29, 2020 (“2020 Form 10-K”). All fiscal 2020 stock option awards to directors fully vested during the fiscal year, and we completely expensed these awards during fiscal 2020. The aggregate number of shares subject to stock option awards outstanding at the end of fiscal 2020 for each non-management director was: Ms. Clark - 1,094; Ms. Daniels - 2,094; Mr. Fowden – 21,481; Mr. Fromberg – 6,101; Mr. Hernández – 7,390; Ms. Johnson – 3,345; Mr. Locke – 21,481; Mr. Madero - 1,094; Mr. McCarthy – 5,784; Ms. Schmeling – 11,446; and Mr. Wandell – 2,056.

(4)	The amounts in this column include each directors product allowance and the amount of any matching donations provided by the Company pursuant to a charitable matching program available to all U.S. employees and directors.

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Name	Product Allowance	Charitable Matching Contributions
Jerry Fowden	$5,000	$—
Barry A. Fromberg	$4,999	$5,000
Ernesto M. Hernández	$5,000	$—
Susan Somersille Johnson	$4,788	$5,000
James A. Locke III	$231	$—
Daniel J. McCarthy	$5,000	$—
Judy A. Schmeling	$5,000	$—
Keith E. Wandell	$3,818	$—

(5)	Ms. Clark and Mr. Madero joined the Board on September 24, 2019. Mr. Madero voluntarily waived his entitlement to his cash retainer for the 2019 calendar year.
(6)	Mr. Fromberg and Mr. Wandell each concluded their service as a director on July 16, 2019.

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Proposal 1 – Election of Directors

Director Nominees

The Board has nominated twelve (12) directors to be elected by the stockholders at the Meeting to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. The nominees for election to the Board are Christy Clark, Jennifer M. Daniels, Jerry Fowden, Ernesto M. Hernández, Susan Somersille Johnson, James A. Locke III, Jose Manuel Madero Garza, Daniel J. McCarthy, William A. Newlands, Richard Sands, Robert Sands, and Judy A. Schmeling, all of whom are currently serving as directors of the Company until the Meeting and until their successors are elected and qualified. Of the twelve (12) nominees, Mr. Fowden, Mr. Hernández, and Ms. Johnson have been designated as the three (3) nominees to be elected by holders of Class A Stock, voting as a separate class. The remaining nine (9) nominees are to be elected by holders of Class A Stock and holders of Class B Stock, voting together as a single class.

Each of these nominees was recommended to the Board by the Corporate Governance Committee of the Board. In making its recommendation, the Corporate Governance Committee considered (i) the experience, qualifications, attributes, and skills of each nominee, (ii) each director’s past performance on and contributions to the Board, and (iii) which director nominees should be presented for election by holders of Class A Stock and which director nominees should be presented for election by holders of Class A Stock and holders of Class B Stock, voting as a single class. Management does not anticipate that any of the nominees will become unavailable to serve for any reason, but if that should occur before the Meeting, proxies will be voted FOR another nominee or nominees to be selected by the Board. The reported age of each nominee as presented in the following biographies is as of May 29, 2020.

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CHRISTY CLARK	COMMITTEE(S):

Age: 54	Human Resources
Director since 2019

Ms. Clark has served as a Senior Advisor at Bennett Jones LLP, an internationally recognized Canadian law firm, since July 2018. Prior to that, she served as the Premier of the Province of British Columbia, Canada from March 2011 through July 2017. She has served as a director of Shaw Communications Inc. (NYSE: SJR), a Canadian telecommunications company, since June 2018, and of Recipe Unlimited Corporation (TSX: RECP), a Canadian full-service restaurant company, since May 2018. She is also an Advisor for ThoughtWire Corp., an organization focused on advancing the Canadian technology sector. Ms. Clark brings to the Board extensive leadership experience, as well as valuable insights into Canadian and international markets, fiscal management, and government relations.

JENNIFER M. DANIELS	COMMITTEE(S):

Age: 56	Audit
Director since 2018

Ms. Daniels has served as Chief Legal Officer and Secretary of Colgate-Palmolive Company (NYSE: CL), a leading global consumer products company, since November 2014. Prior to that, she served as Senior Vice President, General Counsel and Secretary of NCR Corporation from 2010 to 2014. She also served as Vice President, General Counsel and Secretary of Barnes & Noble, Inc. from 2007 through 2010. Ms. Daniels has not served as a director of any other public company during the past five years. Ms. Daniels brings to the Board significant legal expertise with a global lens on consumer business, a strong transactional track record, and in-depth knowledge of the corporate governance requirements for publicly-traded companies.

JERRY FOWDEN	COMMITTEE(S):

Age: 63	Human Resources (Chair)
Director since 2010	Corporate Governance

Mr. Fowden has served as the Chairman of the Board of Primo Water Corporation (NYSE: PRMW), formerly known as Cott Corporation, since April 1, 2020. Primo Water Corporation is a pure-play water solutions provider (including bottled water, filtration, water dispensers, purified bottled water, and self-service refill drinking water) in North American and Europe. Prior to that, he served as Executive Chairman of the Board of Primo Water Corporation from December 29, 2018 to April 1, 2020. From 2009 until December 29, 2018, Mr. Fowden served as Chief Executive Officer of Primo Water Corporation. Prior to his service as Primo Water’s Chief Executive Officer, he served as President of its International Operating Segment, Interim President North America, and Interim President of its UK and European business from 2007 to 2009. Prior to joining Primo Water Corporation, Mr. Fowden served as Chief Executive Officer of Trader Media Group and was a member of the Guardian Media Group plc’s board of directors from 2005 to 2007. Prior to this time, he served in a variety of roles at multiple companies,

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including Global Chief Operating Officer of AB InBev S.A. Belgium, an alcoholic beverage company, Chief Executive Officer of Bass Brewers Ltd., a subsidiary of AB InBev S.A. Belgium, Managing Director of the Rank Group plc’s Hospitality and Holiday Division and member of the Rank Group plc’s board of directors, Chief Executive Officer of Hero AG’s European beverage operations and various roles within PepsiCo Inc.’s beverage operations and Mars, Incorporated’s pet food operations. Mr. Fowden has served as a director of Primo Water Corporation since 2009. Since September 2019, Mr. Fowden also has served as a member of the Board of Directors of British American Tobacco (NYSE: BTI). As a current board chairman and former chief executive officer of a public company, Mr. Fowden brings his extensive experience in executive leadership, the beverage industry, and international operations to the Board.

ERNESTO HERNÁNDEZ	COMMITTEE(S):

Age: 62	Human Resources
Director since 2014

Mr. Hernández retired from General Motors de Mexico, S. de R.L. de C.V. (“GM de Mexico”), a subsidiary of General Motors Company, a global automobile manufacturing company which through a subsidiary also provides automotive financing services, effective September 1, 2019. From June 2011 until his retirement, he served as President and Managing Director of GM de Mexico. Prior to that time, he served as Vice President and Executive Director of Sales, Service and Marketing of GM de Mexico, having served in that role from April 2003 through May 2011. Mr. Hernández began his career with GM de Mexico in 1980 and has held numerous positions of growing responsibility within that company. He has not served as a director of any other public company during the past five years. Mr. Hernández brings to the Board his extensive leadership skills, insight, and perspective from his many years of service with a major manufacturing company as well as valuable insights regarding Mexican business operations.

SUSAN SOMERSILLE	COMMITTEE(S):
JOHNSON

Age: 54	Human Resources
Director since 2017

Ms. Johnson has served as an Executive Vice President and as Chief Marketing Officer of Truist Financial Corporation (NYSE: TFC), formerly SunTrust Banks, Inc., a financial services provider, since August 2014. Prior to that, she served as the Vice President of Global Marketing at NCR Corp. from April 2012 to August 2014. She also served as Global Head of Operator Marketing at Nokia and held leadership roles in a number of technology organizations, including Nuance Communications, Fujitsu, and Apple. Ms. Johnson has not served as a director of any other public company during the past five years. Ms. Johnson brings to the Board a proven track record of building and revitalizing brands by enhancing the client experience and a combination of skills across creative and analytical marketing specializing in big data to draw on consumer insights.

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JAMES A. LOCKE III	COMMITTEE(S):

Age: 78	Corporate Governance
Director since 1983	(Chair)

Mr. Locke has been engaged in the practice of business and corporate law, including primarily mergers and acquisitions, since 1971. Currently, Mr. Locke is Senior Counsel to the law firm of Nixon Peabody LLP. From 1996 through January 2008, he was a partner with Nixon Peabody LLP. He is located in the Rochester, New York office of the firm. Nixon Peabody LLP is the Company’s principal outside counsel. Prior to joining Nixon Peabody LLP, Mr. Locke practiced law in Rochester as a partner with another law firm. Mr. Locke has not served as a director of any other public company during the past five years. Mr. Locke brings to the Board his extensive knowledge in the areas of business and corporate law, corporate governance, and mergers and acquisitions. He also has had direct experience with the Company and its management since the Company first became a public company, including through his more than 30 years of service on the Board. As a result, he is able to have a broad understanding of and provide insight and guidance with respect to the Company’s development and strategies. He currently serves as the lead director.

JOSE MANUEL MADERO	COMMITTEE(S):
GARZA

Age: 52	Audit
Director since 2019

Mr. Madero is currently an independent business consultant based out of Mexico City. He served as honorary advisor of the COFINECE (national council for the promotion of investment, employment and economic growth) at the Office of the Chief of Staff of the President of Mexico from March 2019 until his term ended in December 2019. Prior to that, he served as Chief Executive Officer of Grupo Bepensa from February 2015 through February 2019. From 2005 to 2015, Mr. Madero held various roles of growing responsibility with Monsanto Company, a global agriculture company, including Vice President of International Business Development from September 2014 to January 2015, President and Regional Lead EMEA from February 2013 to August 2014, President and Regional Lead Latin America North from August 2009 to January 2013, Vice President of Commercial Operations for Latin America South from December 2007 to August 2009, and President and Regional Lead of Australia and New Zealand, from August 2006 to December 2007. Mr. Madero has not served as a director of any other public company during the past five years. As a former chief executive officer, Mr. Madero brings to the Board his expertise in executive leadership, international business matters, operations, finance, and strategic planning.

DANIEL J. McCARTHY	COMMITTEE(S):

Age: 56	Audit
Director since 2015

Mr. McCarthy stepped down from Frontier Communications Corporation (Nasdaq: FTR) a communications company, effective December 3, 2019. Since April 2015, he had served as Frontier’s

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President and Chief Executive Officer, having been elected to the Frontier Board of Directors in May 2014. Prior to that he was President and Chief Operating Officer from April 2012 to April 2015, and, previously, was Executive Vice President and Chief Operating Officer from January 2006 to April 2012, Senior Vice President, Field Operations from December 2004 to December 2005, and Senior Vice President, Broadband Operations from January 2004 to December 2004. Mr. McCarthy began his career with Frontier Communications Corporation in 1990 and has held numerous positions of increasing responsibility within that company. Mr. McCarthy has not served as a director of any other public company (other than Frontier Communications Corporation) during the past five years. Mr. McCarthy brings to the Board his leadership skills as well as his experience in strategic planning, financial reporting, the competitive environment, mergers and acquisitions, and regulatory affairs.

WILLIAM A. NEWLANDS

Age: 61
Director since 2019

William A. Newlands is President and Chief Executive Officer of the Company. He has served as Chief Executive Officer since March 2019 and as President since February 2018. He served as Chief Operating Officer from January 2017 through February 2019 and as Executive Vice President of the Company from January 2015 until February 2018. From January 2016 to January 2017 he performed the role of President, Wine & Spirits Division and from January 2015 through January 2016 he performed the role of Chief Growth Officer. Mr. Newlands joined the Company in January 2015. Prior to that he served from October 2011 until August 2014 as Senior Vice President and President, North America of Beam Inc., as Senior Vice President and President, North America of Beam Global Spirits & Wine, Inc. from December 2010 to October 2011, and as Senior Vice President and President, USA of Beam Global Spirits & Wine, Inc. from February 2008 to December 2010. Beam Inc., a producer and seller of branded distilled spirits products, merged with a subsidiary of Suntory Holding Limited, a Japanese company, in 2014. Prior to October 2011, Beam Global Spirits & Wine, Inc. was the spirits operating segment of Fortune Brands, Inc., which was a leading consumer products company that made and sold branded consumer products worldwide in the distilled spirits, home and security, and golf markets. Mr. Newlands has served as a director of Hormel Foods Corporation (NYSE:HRL), a global branded food company, since November 2018 and has also served as a director of Canopy Growth Corporation (NYSE:CGC), a world-leading diversified cannabis and hemp company, since November 2018. Mr. Newlands brings to our Board operational leadership experience gained through holding a variety of senior management roles within the beverage alcohol industry. He also contributes a broad understanding of industry trends and innovation, as well as insights about consumer product marketing and international business.

RICHARD SANDS

Age: 69
Director since 1982

Richard Sands, Ph.D., is the Executive Vice Chairman of the Board of the Company, having served in that role since March 2019. He previously served as Chairman of the Board of the Company from September 1999 through February 2019. He has been employed by the Company in various capacities since 1979. He has served as a director since 1982. He served as Chief Executive Officer from October 1993 to July 2007, as President from May 1986 to December 2002; as Chief Operating Officer from May 1986 to October 1993; and as Executive Vice President from 1982 to May 1986. He is the brother of Robert Sands. Mr.

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Sands brings to the Board a depth and breadth of knowledge of the Company based on forty years of service, which includes over thirteen years of service as Chief Executive Officer. Mr. Sands has extensive experience with the Company's management, operations and strategic direction, as well as substantial knowledge regarding the beverage alcohol industry.

ROBERT SANDS

Age: 61
Director since 1990

Robert Sands is the Executive Chairman of the Board of the Company, having served in that role since March 2019 and as a director since January 1990. Previously, he served as Chief Executive Officer of the Company from July 2007 through February 2019. Mr. Sands also served as President of the Company from December 2002 to February 2018, as Chief Operating Officer from December 2002 to July 2007, as Group President from April 2000 through December 2002, as Chief Executive Officer, International from December 1998 through April 2000, as Executive Vice President from October 1993 through April 2000, as General Counsel from June 1986 through May 2000 and as Vice President from June 1990 through October 1993. He is the brother of Richard Sands. Mr. Sands brings to the Board over 30 years of experience in a variety of legal, operational, and management roles at the Company, including over eleven years of service as Chief Executive Officer. He also possesses substantial knowledge of, and has extensive relationships within, the beverage alcohol industry.

JUDY A. SCHMELING	COMMITTEE(S):

Age: 60	Audit (Chair)
Director since 2013	Corporate Governance

Ms. Schmeling served as Chief Operating Officer of HSN, Inc., an interactive multichannel retailer, from May 2013 to December 2017 and as President of Cornerstone Brands, a retailing segment of HSN, Inc. from August 2016 to December 2017. She also served as Chief Financial Officer of HSN, Inc. from May 2013 to November 2016. From August 2008 to May 2013, Ms. Schmeling served as HSN, Inc.’s Executive Vice President and Chief Financial Officer. Prior to that, Ms. Schmeling held positions of increasing responsibility within the HSN operating segment. She served as Executive Vice President and Chief Financial Officer of HSN (when it was IAC Retailing) from February 2002 to August 2008; as Senior Vice President, Finance from November 1999 to February 2002; as Chief Operating Officer of international operations from January 2001 to February 2002; as Vice President, Strategic Planning and Analysis from January 1998 to November 1999; and as Director of Investor Relations and Operating Vice President, Finance from September 1994 to January 1998 (during the time when HSN was a separately traded public company). Ms. Schmeling has served as a director of Casey’s General Stores, Inc. (Nasdaq: CASY) since March 2018 and of Canopy Growth Corporation (NYSE: CGC), a world-leading diversified cannabis and hemp company, since November 2018. Ms. Schmeling has been a chief operating officer of a public company and brings to the Board extensive accounting and financial expertise and valuable experience associated with operations as well as with the oversight of treasury, financial planning and analysis, tax, and investor relations functions.

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Vote Required

A plurality of the votes cast at the Meeting by holders of Class A Stock is required for the election of the three (3) directors to be elected by holders of Class A Stock. A plurality of the votes cast at the Meeting by holders of Class A Stock and holders of Class B Stock voting together as a single class is required for the election of the nine (9) directors to be elected by holders of Class A Stock and holders of Class B Stock voting as a single class, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends a vote “FOR” all nominees. Unless authority to vote for one or more of the nominees is specifically withheld, the shares represented by your proxy, if properly submitted and not revoked, will be voted FOR all of the nominees for whom you are entitled to vote.

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Beneficial Ownership

This section presents information concerning the beneficial ownership of our common stock by certain individuals, entities and groups. Determinations as to whether a particular individual, entity or group is the beneficial owner of our common stock have been made in accordance with Rule 13d-3 under the Exchange Act. Under Rule 13d-3, a person is deemed to be the beneficial owner of any shares as to which such person: (i) directly or indirectly has or shares voting power or investment power, or (ii) has the right to acquire such voting or investment power within sixty (60) days through the exercise of any stock option or other right. The fact that a person is the beneficial owner of shares for purposes of Rule 13d-3 does not necessarily mean that such person would be the beneficial owner of securities for other purposes. The percentages of beneficial ownership reported in this section were calculated on the basis of 167,952,564 shares of Class A Stock, 23,291,874 shares of Class B Stock, and 1,694,803 shares of Class 1 Stock outstanding as of the close of business on May 15, 2020, subject to adjustment as appropriate in each particular case in accordance with Rule 13d-3.

Beneficial Ownership of More Than 5% of the Company’s Voting Common Stock

The following tables present information, as of May 15, 2020 (except the information relating to those certain entities described in footnotes 11, 12, and 13 to the tables is as of the dates disclosed in such footnotes and percentages are calculated assuming continued beneficial ownership at May 15, 2020), regarding the beneficial ownership of Class A Stock or Class B Stock by each person who is known to be the beneficial owner of more than 5% of such classes of stock. Many shares reported in the following tables for Robert Sands, our Executive Chairman of the Board, Richard Sands, our Executive Vice Chairman of the Board, and other Sands related beneficial owners are reflected more than once as many of those shares are held by various Sands family related investment vehicles and foundations in which more than one of the beneficial owners listed in the tables below serves as a partner, manager, trustee, director, or officer. The information reported for the “stockholders group” in the tables and footnotes below effectively represents the aggregate shares beneficially owned by Messrs. Robert and Richard Sands and other Sands related beneficial owners without counting any shares more than once. This stockholders group beneficially owns an aggregate of 29,946,372 shares of Class A Stock and Class B Stock. The outstanding shares included in this number represent approximately 16% of the combined outstanding Class A Stock and Class B Stock and approximately 59% of the combined voting power of the outstanding Class A Stock and Class B Stock when voting together as a single class. Except as otherwise noted below, the address of each person or entity listed in the tables is c/o Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564.

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Class A Stock

	Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose	Total Shares(1)		Percent of Class(1)
					Class A Only	If Class B Converted	Class A Only	If Class B Converted
Robert Sands	554,535(2)	973,983	554,535(2)	6,457,825(3)	7,012,360	29,759,146	4.2%	15.6%
Richard Sands	149,876(4)	973,983	149,876(4)	6,457,825(5)	6,607,701	29,391,837	3.9%	15.4%
Abigail Bennett	58,030(6)	–	58,030(6)	1,190,908(7)	1,248,938	9,343,489	0.7%	5.3%
Zachary Stern	33,415	–	33,415	1,190,908(7)	1,224,323	9,298,179	0.7%	5.3%
A&Z 2015 Business Holdings LP(8)	–	1,190,908(8)	–	1,190,908(8)	1,190,908	9,264,764	0.7%	5.3%
Astra Legacy LLC(9)	–	5,483,842(9)	–	–	5,483,842	28,230,628	3.3%	14.8%
Stockholders Group Pursuant to Section13(d)(3) of the Securities Exchange Act of 1934(10)	–	7,162,236(10)	–	7,162,236(10)	7,162,236	29,946,372	4.3%	15.7%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055(11)	10,965,272	–	12,597,797	–	12,597,797	NA	7.5%	NA
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355(12)	244,232	48,648	12,032,420	280,877	12,313,297	NA	7.3%	NA
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071(13)	9,096,283	–	9,096,529	–	9,096,529	NA	5.4%	NA

Class B Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership					Percent of Class
	Sole Power to Vote	Shared Power to Vote	Sole Power to Dispose	Shared Power to Dispose	Total
Robert Sands	–(2)	–	–	22,746,786(3)	22,746,786	97.7%
Richard Sands	37,350(4)	–	37,350(4)	22,746,786(5)	22,784,136	97.8%
Abigail Bennett	20,695(6)	–	20,695(6)	8,073,856(7)	8,094,551	34.8%
Zachary Stern	–	–	–	8,073,856(7)	8,073,856	34.7%
A&Z 2015 Business Holdings LP(8)	–	8,073,856(8)	–	8,073,856(8)	8,073,856	34.7%
Astra Legacy LLC(9)	–	22,746,786(9)	–	–	22,746,786	97.7%
RES Business Holdings LP(14)	–	5,300,000(14)	–	5,300,000(14)	5,300,000	22.8%
RSS Business Holdings LP(15)	–	4,518,258(15)	–	4,518,258(15)	4,518,258	19.4%
RCT 2015 Business Holdings LP(16)	–	1,350,000(16)	–	1,350,000(16)	1,350,000	5.8%
RHT 2015 Business Holdings LP(17)	–	1,350,000(17)	–	1,350,000(17)	1,350,000	5.8%
RSS 2015 Business Holdings LP(18)	–	1,162,492(18)	–	1,162,492(18)	1,162,492	5.0%
Stockholders Group Pursuant to Section 13(d)(3) of the Securities Exchange Act of 1934(10)	–	22,784,136(10)	–	22,784,136(10)	22,784,136	97.8%

NA = Not Applicable

(1)The numbers and percentages reported do not take into account shares of Class A Stock that can be received upon the conversion of Class 1 Stock owned as of May 15, 2020 or that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 15, 2020 (together, the “Class 1 Shares”). These shares are not taken into account because, in accordance with the Company’s certificate of incorporation, any shares of Class A Stock issued upon conversion of shares of

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Class 1 Stock must be sold immediately in connection with the conversion and, therefore, cannot be held by the beneficial owner of the Class 1 Shares. However, the numbers of shares and percentages of ownership taking into account the shares of Class A Stock that can be received upon the conversion of Class 1 Shares are provided in footnotes where appropriate.
(2)The reported shares of Class A Stock with respect to which Robert Sands has sole power to vote or dispose, as noted in footnote (1), exclude 1,597,496 shares of Class A Stock that can be received upon conversion of Class 1 Shares. If the shares of Class A Stock that can be received upon the conversion of Mr. Sands’ Class 1 Shares were included in the shares of Class A Stock beneficially owned by Mr. Sands, Mr. Sands would beneficially own a total of (i) 8,609,856 shares of Class A Stock, representing 5.1% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were not converted, and (ii) 31,356,642 shares of Class A Stock, representing 16.3% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were converted.
(3)The reported shares of Class A Stock over which Robert Sands has the shared power to vote or dispose include 973,983 shares of Class A Stock held by two family foundations where Robert Sands serves as a director and officer. The reported shares of Class A Stock and Class B Stock over which Robert Sands has the shared power to dispose also include 5,483,842 shares of Class A Stock and 22,746,786 shares of Class B Stock held by several family limited partnerships of which Mr. Sands indirectly controls a co-general partner. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Exchange Act or otherwise. The reported shares are also included in the shares reported as beneficially owned by Richard Sands and the stockholders group described in footnote (10). Amounts reflected in the tables above do not include 21,098 shares of Class A Stock owned directly, or indirectly, by Robert Sands’ spouse. Mr. Sands disclaims beneficial ownership of such shares.
(4)The reported shares of Class A Stock with respect to which Richard Sands has sole power to vote or dispose, as noted in footnote (1), exclude 2,301,581 shares of Class A Stock that can be received upon conversion of Class 1 Shares. If the shares of Class A Stock that can be received upon the conversion of Mr. Sands’ Class 1 Shares were included in the shares of Class A Stock beneficially owned by Mr. Sands, Mr. Sands would beneficially own a total of (i) 8,909,282 shares of Class A Stock, representing 5.2% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were not converted, and (ii) 31,693,418 shares of Class A Stock, representing 16.4% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by Mr. Sands were converted.
(5)The reported shares of Class A Stock over which Richard Sands has the shared power to vote or dispose include 973,983 shares of Class A Stock held by two family foundations where Richard Sands serves as a director and officer. The reported shares of Class A Stock and Class B Stock over which Richard Sands has the shared power to dispose also include 5,483,842 shares of Class A Stock and 22,746,786 shares of Class B Stock held by several family limited partnerships of which Mr. Sands indirectly controls a co-general partner. The reporting of these shares as beneficially owned by Mr. Sands shall not be construed as an admission that Mr. Sands is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Exchange Act or otherwise. The reported shares are also included in the shares reported as beneficially owned by Robert Sands and the stockholders group described in footnote (10). Amounts reflected in the tables above do not include 15,720 shares of Class A Stock owned by Richard Sands’ spouse. Mr. Sands disclaims beneficial ownership of such shares.
(6)The reported shares of Class A Stock and Class B Stock over which Abigail Bennett has the sole power to vote and dispose include 20,615 shares of Class A Stock and 20,695 shares of Class B Stock held by family trusts of which Ms. Bennett is the investment and independent trustee. The reporting of such shares as beneficially owned by Ms. Bennett shall not be construed as an admission that she is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Exchange Act or otherwise.
(7)The reported shares of Class A Stock and Class B Stock over which Ms. Bennett and Mr. Stern each have shared power to dispose include 1,190,908 shares of Class A Stock and 8,073,856 shares of Class B Stock held by A&Z 2015 Business Holdings LP. The reporting of such shares as beneficially owned by Ms. Bennett and Mr. Stern shall not be construed as an admission that either of them is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Exchange Act or otherwise. The reported shares are also included in the shares reported as beneficially owned by Robert Sands,

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Richard Sands, A&Z 2015 Business Holdings LP, Astra Legacy LLC and the stockholders group described in footnote (10).
(8)The co-general partners of A&Z 2015 Business Holdings LP are A&Z 2015 Business Management LLC and WildStar Partners LLC (“WildStar”). The shares held by A&Z 2015 Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Abigail Bennett, Zachary Stern, Astra Legacy LLC and the stockholders group described in footnote (10).
(9)Astra Legacy LLC serves as voting manager to various Sands family entities including A&Z 2015 Business Holdings LP, RCT 2015 Business Holdings LP, RHT 2015 Business Holdings LP, RSS 2015 Business Holdings LP, RES Business Holdings LP, and RSS Business Holdings LP. Certain of the reported shares are also included in the number of shares beneficially owned by each such entity, Robert Sands, Richard Sands, Abigail Bennett, Zachary Stern, and the stockholders group described in footnote (10).
(10)The stockholders group, as reported, consists of Robert Sands, Richard Sands, and Astra Legacy LLC. The reporting of shares as beneficially owned by the stockholders group shall not be construed as an admission that an agreement to act in concert exists or that the stockholders group is the beneficial owner of such shares for purposes of Sections 13(d) or 13(g) of the Exchange Act or otherwise. The shares reported as beneficially owned by Robert Sands, Richard Sands, and Astra Legacy LLC are included in the shares reported as beneficially owned by the stockholders group. If the shares of Class A Stock that can be received upon the conversion of Robert Sands’ and Richard Sands’ Class 1 Shares were included in the shares of Class A Stock beneficially owned by the stockholders group, the stockholders group would beneficially own a total of (i) 11,061,313 shares of Class A Stock, representing 6.4% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by the stockholders group were not converted, and (ii) 33,845,449 shares of Class A Stock, representing 17.4% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by the stockholders group were converted. Certain shares of Class A Stock and Class B Stock were pledged as of May 15, 2020 as follows: (i) an aggregate of 1,818,462 shares of Class A Stock and 3,289,366 shares of Class B Stock were pledged to a financial institution to secure obligations of Sands family investment vehicles (the “Borrower”) under a credit facility, (ii) an aggregate of 3,000,000 shares of Class A Stock and 9,000,000 shares of Class B Stock were pledged to a second financial institution to secure obligations of the Borrower under a separate credit facility, (iii) an aggregate of 150,000 shares of Class A Stock and 1,304,294 shares of Class B Stock were pledged to a third financial institution to secure obligations of the Borrower under a separate credit facility, (iv) an aggregate of 1,042,994 shares of Class A Stock and 1,620,000 shares of Class B Stock were pledged to a fourth financial institution to secure obligations of the Borrower under a separate credit facility, (v) an aggregate of 4,210,476 shares of Class B Stock were pledged to a fifth financial institution to secure obligations of the Borrower under two separate credit facilities, and (vi) an aggregate of 2,010,000 shares of Class B Stock were pledged to one additional financial institution to secure obligations of the Borrower under a separate credit facility. All of these pledged shares are included in the shares reported as beneficially owned by the stockholders group. Subject to the terms of the various credit facilities, the number of shares of Class A Stock and Class B Stock pledged to secure the credit facilities may increase or decrease from time to time and may be moved by the applicable pledgors among the various financial institutions from time to time. In the event of noncompliance with certain covenants under the credit facilities, the financial institutions have certain remedies including the right to sell the pledged shares subject to certain protections afforded to the borrowers and pledgors. However, pursuant to the terms of the various credit facilities, the financial institutions would be required to convert the Class B Stock to Class A Stock prior to any sales.
(11)Information concerning BlackRock, Inc. presented in the table is based solely on the information reported in Amendment 5 to the Schedule 13G of BlackRock, Inc. filed on February 5, 2020.
(12)Information concerning The Vanguard Group, Inc. presented in the table is based solely on the information reported in Amendment 8 to the Schedule 13G of The Vanguard Group, Inc. filed on February 12, 2020.
(13)Information concerning Capital Research Global Investors presented in the table is based solely on the information reported in the Schedule 13G of Capital Research Global Investors filed on February 14, 2020.
(14)The shares held by RES Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Astra Legacy LLC, and the stockholders group described in footnote

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(10). The co-general partners of RES Business Holdings LP are WildStar and RES Business Management LLC. Assuming the conversion of Class B Stock beneficially owned by RES Business Holdings LP into Class A Stock, RES Business Holdings LP would beneficially own 5,300,000 shares of Class A Stock, representing 3.1% of the outstanding Class A Stock after such conversion.
(15)The shares held by RSS Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Astra Legacy LLC, and the stockholders group described in footnote (10). The co-general partners of RSS Business Holdings LP are WildStar and RSS Business Management LLC, which owns 156 shares of Class B Stock directly. Assuming the conversion of Class B Stock beneficially owned by RSS Business Holdings LP into Class A Stock, RSS Business Holdings LP would beneficially own 4,518,258 shares of Class A Stock, representing 2.6% of the outstanding Class A Stock after such conversion.
(16)The shares held by RCT 2015 Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Astra Legacy LLC, and the stockholders group described in footnote (10). The co-general partners of RCT 2015 Business Holdings LP are WildStar and RCT 2015 Business Management LLC. Assuming the conversion of Class B Stock beneficially owned by RCT 2015 Business Holdings LP into Class A Stock, RCT 2015 Business Holdings LP would beneficially own 1,350,000 shares of Class A Stock, representing 0.8% of the outstanding Class A Stock after such conversion.
(17)The shares held by RHT 2015 Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Astra Legacy LLC, and the stockholders group described in footnote (10). The co-general partners of RHT 2015 Business Holdings LP are WildStar and RHT 2015 Business Management LLC. Assuming the conversion of Class B Stock beneficially owned by RHT 2015 Business Holdings LP into Class A Stock, RHT 2015 Business Holdings LP would beneficially own 1,350,000 shares of Class A Stock, representing 0.8% of the outstanding Class A Stock after such conversion.
(18)The shares held by RSS 2015 Business Holdings LP are included in the number of shares beneficially owned by Robert Sands, Richard Sands, Astra Legacy LLC, and the stockholders group described in footnote (10). The co-general partners of RSS 2015 Business Holdings LP are WildStar and RSS 2015 Business Management LLC. Assuming the conversion of Class B Stock beneficially owned by RSS 2015 Business Holdings LP into Class A Stock, RSS 2015 Business Holdings LP would beneficially own 1,162,492 shares of Class A Stock, representing 0.7% of the outstanding Class A Stock after such conversion.

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PROXY STATEMENT	Corporate Governance	Table of Contents

Beneficial Security Ownership of Directors and Executive Officers

The following table sets forth, as of May 15, 2020, the beneficial ownership of Class A Stock, Class B Stock, and Class 1 Stock by our directors, the named executive officers (as defined under the heading “Compensation Tables and Related Information” below) and all of our directors and executive officers as a group. The Class A Stock information in the table below does not include shares of Class A Stock that are issuable upon the conversion of either Class B Stock or Class 1 Stock, although such information is provided in footnotes where applicable. Unless otherwise noted, the individuals listed in the table have sole voting and dispositive power with respect to the shares attributed to them.

Name of Beneficial Owner	Class A Stock(1)		Class B Stock		Class 1 Stock(1)
	Shares Beneficially Owned(2)	Percent of Class Beneficially Owned	Shares Beneficially Owned	Percent of Class Beneficially Owned	Shares Beneficially Owned
					Outstanding Shares	Shares Acquirable Within 60 Days(3)	Total Shares	Percent of Class Beneficially Owned(4)
William A. Newlands	18,904	*(6)	–	*	–	71,863	71,863	4.1%
Robert Sands(5)	7,012,360	4.2%	22,746,786	97.7%	718,352	879,144	1,597,496	62.1%
Richard Sands(5)	6,607,701	3.9%	22,784,136	97.8%	947,442	1,354,139	2,301,581	75.5%
Garth Hankinson	4,811	*(6)	–	*	–	11,343	11,343	*
Robert Hanson	3,949	*(6)	–	*	–	9,176	9,176	*
David Klein(7)	45,193	*(6)	–	*	–	–	–	*
Christy Clark	–	*(6)	–	*	–	1,094	1,094	*
Jennifer M. Daniels	879(8)	*(6)	–	*	–	2,094	2,094	*
Jerry Fowden	17,934(8)	*(6)	–	*	–	21,481	21,481	1.3%
Ernesto M. Hernández	2,347(8)	*(6)	–	*	–	7,390	7,390	*
Susan Somersille Johnson	1,442(8)	*(6)	–	*	–	3,345	3,345	*
James A. Locke III	39,517(8)	*(6)(9)	264	*	10,447	21,481	31,928	1.9%
Jose Manuel Madero Garza	–	*(6)	–	*	–	1,094	1,094	*
Daniel J. McCarthy	2,665(8)	*(6)	–	*	–	5,784	5,784	*
Judy A. Schmeling	4,276(8)	*(6)	–	*	–	11,446	11,446	*
All Executive Officers and Directors as a Group (20 persons) (10)	7,378,196(10)	4.4%	22,784,400	97.8%	1,676,241	2,682,993	4,359,234	99.6%

* Percentage does not exceed one percent (1%) of the outstanding shares of such class.

(1)The numbers and percentages reported with respect to Class A Stock do not take into account shares of Class A Stock that can be received upon the conversion of Class 1 Stock owned as of May 15, 2020, or that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 15, 2020 (the “Class 1 Option Shares”, and together with the Class 1 Stock owned as of May 15, 2020, the “Class 1 Shares”). These shares are not taken into account because, in accordance with the Company’s certificate of incorporation, any shares of Class A Stock issued upon conversion of shares of Class 1 Stock must be sold immediately in connection with the conversion and, therefore, cannot be held by the beneficial owner of the Class 1 Shares. However, the numbers of shares and percentages of ownership taking into account the shares of Class A Stock that can be received upon the conversion of Class 1 Shares are provided in footnotes where appropriate.
(2)The numbers reported reflect the shares of Class A Stock outstanding for each beneficial owner as of May 15, 2020, and, where provided in a footnote, also includes shares of Class A Stock that are acquirable within sixty (60) days after May 15, 2020,
(3)Reflects the number of shares of Class 1 Stock that can be purchased by exercising stock options that are exercisable on or within sixty (60) days after May 15, 2020.

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(4)In accordance with Rule 13d-3 of the Exchange Act, the percentages reported with respect to Class 1 Stock are calculated on the basis that (i) the relevant director, executive officer or group holds the shares of Class 1 Stock that such director, executive officer or group can purchase by exercising Class 1 Option Shares, and (ii) the only outstanding shares of Class 1 Stock are the shares deemed to be held by such director, executive officer or group, as applicable, and the 1,694,803 shares of Class 1 Stock outstanding as of May 15, 2020. The high percentages reported for each director, executive and group are a function of the small number of shares of Class 1 Stock outstanding as of May 15, 2020 and this calculation methodology.
(5)See tables and footnotes under the heading “Beneficial Ownership of More Than 5% of the Company’s Voting Common Stock” for information with respect to sole and shared voting or dispositive power and for the numbers and percentages of shares of Class A Stock that would be beneficially owned if Class 1 Shares were included in the number of shares of Class A Stock beneficially owned and assuming the conversion of Class B Stock into Class A Stock. Of the number of shares reported, 6,457,825 shares of Class A Stock and 22,746,786 shares of Class B Stock are included in the numbers reported by both Robert Sands and Richard Sands. Of the shares reported as beneficially owned by Robert Sands as of May 15, 2020, 5,861,580 shares of Class A Stock and 21,396,786 shares of Class B Stock were pledged, and of the shares reported as beneficially owned by Richard Sands as of May 15, 2020, 5,472,810 shares of Class A Stock and 21,434,136 shares of Class B Stock were pledged. All of the shares described as pledged are pledged under the facilities described in footnote (10) to the table under the heading “Beneficial Ownership of More Than 5% of the Company’s Voting Common Stock.”
(6)If the shares of Class A Stock that can be received upon the conversion of the named individual’s Class 1 Shares were included in the shares of Class A Stock beneficially owned by the individual, the individual would beneficially own the shares of Class A Stock as noted below, which for each individual represents less than one percent (1%) of the outstanding Class A Stock: Mr. Newlands - 90,767; Mr. Hankinson - 16,154; Mr. Hanson - 13,125; Mr. Klein - 45,193; Ms. Clark - 1,094; Ms. Daniels - 2,973; Mr. Fowden – 39,415; Mr. Hernández – 9,737; Ms. Johnson – 4,787; Mr. Locke – 71,445; Mr. Madero - 1,094; Mr. McCarthy – 8,449; and Ms. Schmeling – 15,722.
(7)Mr. Klein left the Company on January 13, 2020. Mr. Klein’s information is based on information provided by Mr. Klein as to his beneficial ownership as of May 8, 2020.
(8)The number reported for this individual includes 517 shares of Class A Stock that are acquirable within sixty (60) days after May 15, 2020.
(9)Assuming the conversion of Mr. Locke’s 264 shares of Class B Stock into Class A Stock, Mr. Locke would beneficially own 39,781 shares of Class A Stock (or 71,709 shares of Class A Stock if the shares of Class A Stock that can be received upon the conversion of Mr. Locke’s Class 1 Shares were included), representing less than one percent (1%) of the outstanding Class A Stock after such conversion.
(10)This group consists of our executive officers and directors as of May 15, 2020; therefore, David Klein is not included in this group. The reported shares in this group include an additional 45,942 shares over which the power to vote and dispose is shared, and an additional total of 3,729 shares that are indirectly beneficially owned by members of the group. Assuming the conversion into Class A Stock of a total of 22,784,400 shares of Class B Stock beneficially owned as of May 15, 2020 by such executive officers and directors as a group, this group would beneficially own 30,162,596 shares of Class A Stock, representing 15.8% of the outstanding Class A Stock after such conversion. If the shares of Class A Stock that can be received upon the conversion of this group’s Class 1 Shares were included in the shares of Class A Stock beneficially owned by this group of executive officers and directors, this group would beneficially own (i) 11,737,430 shares of Class A Stock, representing 6.8% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by this group were not converted, and (ii) 34,521,830 shares of Class A Stock, representing 17.7% of the outstanding Class A Stock, if the shares of Class B Stock beneficially owned by this group were converted.

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PROXY STATEMENT	Corporate Governance	Table of Contents
Certain Relationships and Related Transactions

Transactions with Related Persons

During fiscal 2020, based on arm’s-length negotiations, WildStar Partners LLC, an entity which is indirectly owned by Richard Sands and Robert Sands, as well as Abigail Bennett and Zachary Stern, who are significant stockholders and the niece and nephew, respectively, of Robert Sands and Richard Sands, paid us a total of $417,639 for the use of certain office space and administrative services at our corporate offices in Victor, New York and Delray Beach, Florida.

Policy Regarding Related Person Transactions

The Board and the Corporate Governance Committee have adopted a written policy providing that all related person transactions or series of similar transactions required to be disclosed pursuant to SEC Regulation S-K Item 404(a) must be presented to the Corporate Governance Committee of the Board for pre-approval or ratification. The policy requires each of our (i) directors or director nominees, (ii) executive officers, and (iii) security holders known by the Company to own of record or to beneficially own more than 5% of any class of our voting securities to notify the General Counsel promptly and, whenever possible, in advance of the occurrence of any potential related person transaction in which such person is directly or indirectly involved.

The General Counsel is responsible for reviewing all potential related person transactions and taking reasonable steps to ensure that all related person transactions requiring disclosure under Regulation S–K Item 404(a) are presented to the Corporate Governance Committee for pre-approval or ratification by members of the committee in their discretion at the committee’s next regularly scheduled meeting or, if deemed appropriate, by consent in lieu of a meeting. No director may engage in a vote to pre-approve or ratify any related person transaction in which he or she or any member of his or her immediate family has a material interest; provided, however, that such director must provide any information concerning such related person transaction that the Corporate Governance Committee may reasonably request. If a potential related person transaction involves the General Counsel, the Chief Financial Officer would assume the responsibilities of the General Counsel under the policy with respect to that transaction.

The Corporate Governance Committee may consider all factors it deems relevant when determining whether to approve or ratify a related person transaction. In the context of evaluating potential transactions, the Corporate Governance Committee may consider, among other factors, the nature of the transaction and the related person’s interest in the transaction, the size of the transaction, whether we are able to engage in a comparable transaction with an unaffiliated party on more favorable terms, the benefit of the transaction to us, and the impact of the transaction on the related person. We are not aware of any related person transaction required to be reported under Regulation S-K Item 404(a) since the beginning of fiscal 2020 that has not been pre-approved or ratified pursuant to this policy.

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PROXY STATEMENT	Corporate Governance	Table of Contents
Compensation Committee Interlocks and Insider Participation

During fiscal 2020, Mses. Clark and Johnson and Messrs. Fowden, Hanson, Hernández, and Wandell served as members of the Human Resources Committee. Mr. Hanson resigned from the Board and the committee effective April 23, 2019 and commenced employment with us as an executive officer on June 3, 2019. None of the other members of the Human Resources Committee was an officer or employee of the Company during fiscal 2020. None of our executive officers served on the compensation committee or the board of directors of any company that had one or more of its executive officers serving as a member of our Human Resources Committee or Board during fiscal 2020.

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PROXY STATEMENT	Audit Matters	Table of Contents
AUDIT MATTERS

Proposal 2 – Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm

On April 2, 2020, the Audit Committee determined to engage KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending February 28, 2021. Although ratification by stockholders of this selection is not required, the selection of KPMG LLP as our independent registered public accounting firm will be presented to the stockholders for their ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the selection of KPMG LLP, the Audit Committee will reconsider its choice, but may nevertheless retain KPMG LLP. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. A representative of KPMG LLP is expected to be present at the Meeting and will be given an opportunity to make a statement if he or she so desires and will be available to respond to any appropriate questions.

Fees Paid to KPMG LLP

The following table shows the amounts that were billed to us by KPMG LLP during the last two fiscal years for “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees,” respectively:

Fee Type	Fiscal Year Ended February 29, 2020	Fiscal Year Ended February 28, 2019
Audit Fees	$7,836,673	$7,619,692
Audit-Related Fees	9,840	166,292
Tax Fees	2,688	5,644
All Other Fees	—	—
Total	$7,849,201	$7,791,628

Audit Fees. These amounts relate to the annual audit of our consolidated financial statements included in our Annual Reports on Form 10-K and annual audit of the effectiveness of our internal control over financial reporting, quarterly reviews of interim financial statements included in our Quarterly Reports on Form 10-Q, and services normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. These amounts relate to professional services for an audit of an employee benefit plan and the separate contractual audit of a subsidiary.

Tax Fees. These amounts relate to professional services for tax compliance and tax advice.

All Other Fees. No additional services were provided by KPMG LLP to the Company for the last two fiscal years.

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PROXY STATEMENT	Audit Matters	Table of Contents

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services that may be provided by our independent registered public accounting firm. The committee’s policy is to pre-approve all audit and permissible non-audit services provided by KPMG LLP prior to the engagement. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated to its Chair authority to pre-approve proposed audit and non-audit services that arise between Audit Committee meetings, provided that the decision to approve the service is presented at the next scheduled Audit Committee meeting. All audit and non-audit services performed by KPMG LLP during the fiscal years ended February 29, 2020 and February 28, 2019 were pre-approved in accordance with this policy. These services have included audit services, audit-related services, and tax services. The Audit Committee did not pre-approve any other products or services that did not fall into these categories, and KPMG LLP provided no other products or services during the past two fiscal years.

Vote Required

The adoption of Proposal 2 to ratify the selection of KPMG LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this proposal, holders of Class A Stock and holders of Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends a vote “FOR” the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2021. Unless you properly direct otherwise, the shares represented by your proxy, if properly submitted and not revoked, will be voted FOR such proposal.

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PROXY STATEMENT	Audit Matters	Table of Contents
Audit Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the federal securities laws.

The Audit Committee of the Board provides oversight to our financial reporting process through periodic meetings with our independent registered public accounting firm, internal auditors, and management. Our management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements and our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee, in carrying out its role, relies on our senior management and independent registered public accounting firm.

In connection with the preparation and filing of our 2020 Form 10-K, the Audit Committee met, reviewed, and discussed with our management and with KPMG LLP, our independent registered public accounting firm, our audited financial statements and related disclosures and KPMG LLP’s evaluation of our internal control over financial reporting. Also, the Audit Committee discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee also has discussed with KPMG LLP the independence of that firm as our independent registered public accounting firm. The Audit Committee has concluded that KPMG LLP’s provision of audit and non-audit services to us is compatible with KPMG LLP’s independence.

Based on the review and discussions described above, the Audit Committee recommended to the Board that our audited financial statements be included in our 2020 Form 10-K for filing with the SEC.

Audit Committee:

Judy A. Schmeling (Chair)
Jennifer M. Daniels
Jose Manuel Madero Garza
Daniel J. McCarthy

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PROXY STATEMENT	Executive Compensation	Table of Contents
EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis, or CD&A, focuses on our executive compensation philosophy, the elements of our executive compensation program, and the factors that were considered in making compensation decisions for our named executive officers for fiscal 2020. For fiscal 2020, our named executive officers are:

Name	Title
William A. Newlands	President and Chief Executive Officer
Robert Sands	Executive Chairman of the Board
Richard Sands	Executive Vice Chairman of the Board
Garth Hankinson	Executive Vice President and Chief Financial Officer
Robert Hanson	Executive Vice President and President, Wine & Spirits Division
David Klein (1)	Former Executive Vice President and Chief Financial Officer

(1)Mr. Klein served as our Executive Vice President and Chief Financial Officer through January 13, 2020.

What Were Our Developments and Accomplishments in Fiscal 2020?

Business Highlights
In fiscal 2020, Constellation generated record operating cash flow of approximately $2.6 billion. We also achieved favorable growth in Net Sales and EBIT excluding Canopy versus fiscal 2019 driven by the continued growth momentum of our beer business which achieved strong commercial, financial, and operational results.

Our beer business continued executing on its strategy of being a leader in the high-end U.S. beer industry with strong commercial sales growth fueled by the continued success of our iconic Modelo and Corona brand families. Modelo Especial continued to be one of the fastest growing major imported beer brands and solidified its position as the #4 beer brand in the U.S. market. The growth of the Corona brand family was driven by the successful launch of Corona Refresca and double-digit growth of Corona Premier in its sophomore year. Our beer business also achieved record full year operating margins, reinforcing their best-in-class margin structure.

Our wine and spirits Power Brand strategy continued to gain momentum as marketplace performance for these brands outpaced the overall U.S. Wine & Spirits category for fiscal 2020 driven by Kim Crawford, Meiomi, and The Prisoner brand family. Throughout fiscal 2020 our business benefited from ongoing consumer trade-up trends, positive mix, and great consumer response to our innovation initiatives such as Robert Mondavi Private Selection Rye Barrel Aged Red Blend, The Prisoner Unshackled, and Crafters Union wine in a can, among others.

In an effort to better align our wine & spirits portfolio with consumer trade-up trends and enhance our growth and financial profile going forward, in April 2019 we announced the divestiture of a portion of our lower-end wine and spirits portfolio and related facilities to E.J. Gallo. Subsequently, in December 2019, we agreed to revise the original divestiture agreement in connection with Federal Trade Commission review. This revision excluded the Cooks, J. Roget, and Paul Masson Grande Amber Brandy brands as well as our Concentrate business. We are pursuing opportunities to divest the Paul Masson Grande Amber Brandy brand as well as our Concentrate business to other viable buyers. We have communicated our intent to retain the Cook’s and J. Roget brands. In a separate, but related, transaction we also agreed to divest the Nobilo wine brand to Gallo. Lastly, in November 2019, we divested Black Velvet Canadian Whiskey and the brands associated with the production facility.

We remain optimistic about our investment in Canopy Growth which continued to have leading market share in Canada and continued to be a global leader in total cannabis sales throughout fiscal 2020. In

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April 2019, Canopy entered into an agreement with Acreage, a U.S. multi-state cannabis operator, to acquire shares of Acreage upon U.S. Federal cannabis legalization. This opportunity provides a path for Canopy to have a leading position in the U.S. upon federal cannabis reform. During fiscal 2020, retail store openings have increased in many Canadian provinces and Rec 2.0 products were released in Canada, providing the opportunity for Canopy Growth to showcase their best-in-class brands and intellectual property.

For fiscal 2020, we delivered strong Net Sales, comparable earnings before interest and taxes excluding Canopy (Comparable EBIT), and free cash flow (FCF), as compared to both our fiscal 2020 operating plan and our fiscal 2019 results:

Performance Measures(1)	Fiscal 2020 Operating Plan	Fiscal 2020 Performance	Fiscal 2020 Performance as a % of Fiscal 2020 Plan	Fiscal 2020 Performance as a % of Fiscal 2019 Performance
($ in millions)
Net Sales	$8,435.9	$8,343.5	98.9%	102.8%
Comparable EBIT	$2,694.6	$2,765.6	102.6%	104.4%
Free Cash Flow	$1,082.0	$1,824.6	168.6%	134.2%

(1)Comparable EBIT, Net Sales, and FCF are defined below under “Company Performance.” Comparable EBIT and FCF are non-GAAP measures and a reconciliation of Comparable EBIT and FCF to GAAP measures with respect to fiscal 2019 and fiscal 2020 are set forth in Appendix 1.

Due to the company’s strong cash flow generation, we achieved our commitment of de-leveraging to our targeted leverage range, excluding non-cash Canopy related equity earnings; maintained our investment grade debt rating; and returned more than $600 million to shareholders through a combination of dividends and share repurchases. We remain focused on our goal of returning $4.5 billion to shareholders of which approximately $2 billion is related to dividend payments and the remainder share repurchases. However, in the short term, given the unprecedented COVID-19 events that began to abruptly and dramatically impact consumers and the marketplace almost concurrently with the start of our fiscal 2021, we will be maximizing free cash flow and utilizing that free cash flow to pay dividends and reduce debt and leverage in an effort to create the flexibility needed to fulfill our remaining share repurchase commitment longer term.

Key Executive Compensation Actions for Fiscal 2020

Chief Executive Officer, Executive Chairman, Executive Vice Chairman
The Corporate Governance Committee led our Board through a multi-year executive succession process that, as of March 1, 2019, resulted in the election of the first non-Sands family member, William A. Newlands, to the role of President and Chief Executive Officer. The Corporate Governance Committee and the Board determined that Mr. Newlands, an experienced, dynamic, and innovative executive with over 30 years of leadership experience in the beverage alcohol industry, was the right leader to advance our total beverage alcohol strategy, as well as to position us to win in adjacent categories, such as cannabis.

At that time, the Corporate Governance Committee and the Board also recognized the importance of ensuring the continuity of our leadership team. In 1945, Marvin Sands purchased a small bulk wine company that would eventually become Constellation Brands. Over the next 70 years, Marvin Sands, joined later by his sons Richard and Robert, continuously grew and evolved that small bulk wine company into a global, best-in-class total beverage alcohol company. Over the 25 plus years that Richard or Robert led Constellation as its Chief Executive Officer, Constellation’s stock price increased from approximately $3 a share to approximately $175 a share, an increase of approximately 5,900% over that period. During that period, Richard and Robert developed indispensable knowledge of the beverage alcohol industry, as well as building valuable relationships in our industry and in the communities in which we operate. Given the industry expertise and leadership experience embodied in Richard Sands and Robert Sands, the Board sought to retain both of them as part of this executive succession process. Following the

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completion of our executive succession process, effective March 1, 2019, the Board designated the following roles for each of Mr. Newlands, Mr. Robert Sands, and Mr. Richard Sands:

•Mr. Newlands assumed the role of President and Chief Executive Officer;
•Mr. Robert Sands assumed the role of Executive Chairman of the Board; and
•Mr. Richard Sands assumed the role as Executive Vice Chairman of the Board.

As discussed further below, in connection with this leadership transition, the Human Resources Committee (referred to in this CD&A as the “Committee”) approved a compensation package for each of Mr. Newlands, Mr. Robert Sands, and Mr. Richard Sands. Effective March 1, 2019, Mr. Newlands’ base salary was set at $1,200,000, Mr. Robert Sands’ base salary was set at $1,020,000, and Mr. Richard Sands’ base salary was set at $867,000. For fiscal 2020, the short-term cash incentive target and long-term equity incentive targets for each of Messrs. Newlands, Robert Sands, and Richard Sands were established at 150% of base salary and 400% of base salary, respectively.

Chief Financial Officer
Effective January 13, 2020, David Klein resigned as our Executive Vice President and Chief Financial Officer. Also effective January 13, 2020, the Board elected Garth Hankinson to the role of Executive Vice President and Chief Financial Officer. As discussed further below, the structure of Mr. Hankinson’s executive compensation is consistent with the compensation program for our other named executive officers. Mr. Hankinson is party to our standard form of executive employment agreement, and his compensation package consists of: (1) a base salary of $575,000; (2) a short-term cash incentive target of 85% of base salary (prorated for service as our Chief Financial Officer during fiscal 2020); and (3) a long-term equity incentive award target of 240% of base salary for fiscal 2021.

President, Wine & Spirits Division
Effective June 3, 2019, Robert L. Hanson was hired as our Executive Vice President and President, Wine & Spirits Division. As discussed further below, the structure of Mr. Hanson’s executive compensation is consistent with the compensation program for our other named executive officers. Mr. Hanson is party to an executive employment agreement with us, and his compensation package consists of: (1) a base salary of $770,000; (2) a short-term cash incentive target of 85% of base salary; and (3) a long-term equity incentive award target of 250% of base salary. He is also entitled to reimbursement of up to $100,000 for reasonable and customary expenses actually incurred in connection with his relocation to the San Francisco area.

As incentive to commence his employment with us, and to align his goals with the performance of the Company and the Wine & Spirits division, Mr. Hanson received a $2,000,000 PSU award under our previously disclosed Net Debt Leverage Ratio PSU Program, a $1,000,000 PSU under a new Wine & Spirits Division PSU Program, and a $500,000 RSU award.

Short-Term Cash Incentive Payouts for Fiscal 2020
After the conclusion of fiscal 2020, the Committee reviewed our performance and approved short-term cash incentive payments to our named executive officers under our Annual Management Incentive Program (“AMIP”), which operates under our stockholder approved Long-Term Stock Incentive Plan (“LTSIP”). For fiscal 2020, Company performance approximated the target operating goal for Net Sales, exceeded the target operating goal for Comparable EBIT, and exceeded the maximum operating goal for Free Cash Flow performance under our fiscal 2020 AMIP. Based on those fiscal 2020 results, our named executive officers other than Mr. Hanson received AMIP payments at approximately 135% of the target award levels set by the Committee.

As Mr. Hanson had a portion of his AMIP measured against Wine & Spirits division performance, the Committee also reviewed the performance of the Wine & Spirits Division against the performance targets under the fiscal 2020 AMIP. For fiscal 2020, Wine & Spirits Division performance approximated the target operating goals for Net Sales and Comparable EBIT performance under our fiscal 2020 AMIP. Based on

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that performance, Mr. Hanson received a payment at approximately 117% of the target award level set by the Committee. The relevant performance and related payouts are discussed below under the heading “Short-Term Cash Incentives: Fiscal 2020 AMIP.”

PSU Performance Period ending in Fiscal 2020
In April 2020, the Committee reviewed our results for the fiscal 2018-2020 performance period for purposes of certifying performance pursuant to the relative total stockholder return (“TSR”) PSU awards granted in April 2017. In April 2020, the Committee certified relative TSR achievement for these PSU awards at the 48th percentile relative to the S&P 500 resulting in a payout of approximately 95% of the target award levels set by the Committee at the time of those grants as follows:

Performance Criteria	Threshold Performance Level (25%)	Target Performance Level (100%)	Maximum Performance Level (200%)	Final Results
Relative TSR During Fiscal 2018-2020	25th Percentile	50th Percentile	75th Percentile (or higher)	Achieved 48th percentile relative TSR performance resulting in a payout in shares equal to approximately 95% of target payout upon satisfaction of the service vesting requirement on May 1, 2020

What Are Our Compensation Practices?

Compensation Philosophy and Objectives
We operate in a highly competitive, complex, and international business environment. In order to meet the challenges of that environment, the objectives of our executive compensation program are to:

•Support our sustainable, long-term success by attracting, motivating, and retaining key executives;
•Align the interests of our named executive officers with the interests of our stockholders; and
•Provide appropriate incentives for achievement of annual goals and financial targets, and contributions toward enhancing long-term stockholder value.

Compensation Principles
The Committee follows certain key principles when making decisions related to executive compensation. For fiscal 2020, those principles include:

•The executive compensation program should create a strong linkage between pay and performance through our short-term cash incentive program and long-term equity incentives such that executives will receive higher compensation in our more successful periods and lower compensation during less successful periods.
•The Committee establishes a meaningful connection between executive compensation and performance by ensuring that a majority of named executive officer compensation is at risk in the form of short-term cash incentive compensation or long-term equity incentive awards.
•The Committee does not have a policy regarding the specific allocation of compensation between short-term and long-term compensation or between cash and non-cash compensation.
•The AMIP implemented by the Committee is aligned with the operating plan approved by the Board at the beginning of each fiscal year. For fiscal 2020, the Committee established challenging but achievable targets against the most important financial measures used by management to evaluate results (Comparable EBIT, Net Sales, and Free Cash Flow), with each target level corresponding to the targeted level of performance under our fiscal 2020 operating plan.
•Long-term equity incentives are generally delivered to our named executive officers in a mix of stock options, PSUs, and RSUs. The Committee views stock options as performance-based, and in furtherance of that view, delivered 100% of the fiscal 2020 long-term incentives to our Executive

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Chairman and our Executive Vice Chairman in the form of stock options in recognition of the long-term strategic focus of their roles and their substantial ownership of Company stock.
•The amount of target total annual compensation (consisting of base salary and target short-term cash incentives) (“TAC”) awarded to our named executive officers should approximate the median of market practice. While this is the policy for our executives as a whole, target TAC for an individual named executive officer may exceed or fall short of the median. Any such variation may occur due to the specific expertise of an executive, the complexity or criticality of the business managed by the executive, an executive’s tenure in the role, differences in job duties relative to the market benchmark, and internal pay equity considerations.
•The Committee does not have a stated competitive position for the target total direct compensation (consisting of target TAC plus the grant date fair value of long-term incentives) (“TDC”) of an individual named executive officer.
•An individual named executive officer’s compensation level should be validated against a peer group of companies that disclose executive compensation for such role. Depending on the particular executive officer role, general industry survey data may be used as an additional source of market data.
•For fiscal 2020, due to insufficient market data for the Executive Chairman role among our peer companies, a separate comparator group of companies was used to validate the Executive Chairman’s fiscal 2020 compensation.
•For fiscal 2020, market data for the Executive Vice Chairman role was not available, so the compensation for this role was validated based on an evaluation of the aggregate target TDC for the Chief Executive Officer, Executive Chairman, and Executive Vice Chairman roles against the target TDC of the top three most highly compensated executives at our peer group companies (as described below) and internal pay equity.
•In order to validate the cost of the Company’s new leadership structure, the Committee also validates the aggregate target TDC of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman.

Compensation Governance and Compensation Policies
The list below highlights our compensation program governance policies which are designed to drive Company performance and serve the long-term interests of our stockholders.

•All elements of executive compensation are required to be approved by the Committee, which is comprised of individuals who qualify as independent directors under NYSE Listing Rules;
•We have adopted robust stock ownership guidelines (6x salary for our President and Chief Executive Officer, Executive Chairman of the Board, and Executive Vice Chairman of the Board, and 3x salary for all other executive officers) that we believe align management and stockholder interests;
•We prohibit hedging by executive officers and directors using derivative securities involving our stock;
•The Committee has retained an external, independent compensation consultant to advise it regarding executive compensation matters;
•We do not pay dividends on any unvested RSUs or unearned PSUs (including the Net Debt Leverage Ratio PSU Program and the Wine & Spirits Division PSU Program). Dividend equivalents are only payable on such awards to the extent the awards ultimately vest and are earned;
•We have a formal clawback policy that applies to our AMIP and our long-term equity incentives delivered in the form of PSUs, as described below under the subheading “Clawback Rights and Prohibition Against Hedging”; and
•Equity awards made starting in April 2017 do not automatically vest upon a change-in-control, but instead vest upon a qualifying termination within a specified period following a change-in-control.

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Results of Fiscal 2019 Say-on-Pay Vote
At our 2019 Annual Meeting of Stockholders, we conducted an advisory vote to approve the compensation of our named executive officers as disclosed in the 2019 Proxy Statement (a “say-on-pay” vote). Our stockholders approved our named executive officer compensation at that time, with approximately 97% of the vote being cast in favor of approval. The Committee believes that the outcome of the say-on-pay vote confirms that our compensation philosophy is sound and our objective of linking our executives’ compensation to achieving operational goals and generating stockholder value is effective. We view this level of support as an affirmation of our current pay practices.

How Are Compensation Decisions Made?

Role of the Human Resources Committee
The Committee discharges the Board’s responsibilities relating to executive compensation, including the annual review and approval of named executive officer compensation. The Committee will review and approve, or recommend that the Board approve, as appropriate, each element of compensation for our Chief Executive Officer and each other named executive officer.

The Committee reviews the executive compensation program at least annually, with awards and adjustments generally being made each April. Compensation decisions may be made at other times of the year in the case of promotions, new hires, or changes in responsibilities. In making these determinations, the Committee may consider Company performance, the individual performance of a named executive officer, information from FW Cook, and recommendations from management. As part of this process, the Committee may also review tally sheets comparing current and proposed base salaries, short-term cash incentive bonuses, and long-term equity incentives.

Role of Management
Management personnel within our Human Resources Department support the Committee in its work. Executive officers may make recommendations and provide information to, and answer questions from, the Committee as the Committee fulfills its responsibilities regarding executive compensation. However, none of our named executive officers make recommendations directly to the Committee regarding their own compensation.

Role of the Compensation Consultant
The Committee directly engaged FW Cook as its independent compensation consultant for fiscal 2020. FW Cook assisted with the Committee’s review and analysis of executive compensation, including providing information on executive compensation trends and regulatory developments. FW Cook also provided data and advice related to peer group, comparator group, and general executive compensation survey data, which the Committee used as a validation or market check in connection with compensation decisions. Those decisions included the individual and aggregate compensation of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman, base salary adjustments, adjustments to AMIP and long-term equity incentive targets for our other named executive officers, and Committee deliberations on other elements of executive compensation during fiscal 2020. As discussed above under the subheading “The Role of the Compensation Consultants,” the Committee has considered the independence of FW Cook and, based on such review, has not identified any conflicts of interest regarding the services of FW Cook or its employees.

Use of Peer Groups
The Committee utilizes peer groups when designing our executive compensation program and to validate the competitiveness of a particular level of compensation. The Committee utilized two peer groups when considering fiscal 2020 executive compensation.

Executive Compensation Peer Group
The peer group considered for the Committee’s fiscal 2020 compensation decisions for our named executive officers other than our Executive Chairman and our Executive Vice Chairman was established

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by the Committee in October 2018. In establishing this peer group, the Committee worked with FW Cook and sought to ensure that the group consisted of companies of appropriate size, type, and complexity. The Committee accomplished this by: (1) reviewing metrics such as gross revenues (targeting companies with gross revenues between 0.4 and 2.5 times those of the Company), market capitalization (targeting companies with market capitalizations between 0.33 and 3.0 times that of the Company), and profit margin structure; (2) considering whether the potential peers were competitors for executive talent or investor capital; (3) considering whether the potential peers were a “peer-of-peers” (a common member of the peer groups of the Company’s peer group companies); and (4) assessing the overall reasonableness of designating a particular potential peer as a member of the Company’s peer group.

Based on that review in October 2018, and the continued reasonableness of the current peer group companies from an overall size and business comparability standpoint, the Committee elected to maintain the existing peer group with the exception of two companies that were acquired since the prior peer group analysis (Mead Johnson and Reynolds American). The executive compensation peer group for fiscal 2020 compensation decisions for our named executive officers other than our Executive Chairman and Executive Vice Chairman consisted of the following 16 companies, which emphasize companies in the consumer goods industry, with a focus on companies in the beverage alcohol industry and/or those that are involved in managing and marketing premium brands:

Fiscal 2020 Executive Compensation Peer Group

• Brown-Forman Corporation	• Hershey Company (The)
• Campbell Soup Company	• J. M. Smucker Company (The)
• Clorox Company (The)	• Kellogg Company
• Colgate-Palmolive Company	• Keurig Dr Pepper Inc.
• Conagra Brands, Inc.	• McCormick & Company, Incorporated
• Diageo plc	• Molson Coors Brewing Company
• Estée Lauder Companies Inc. (The)	• Monster Beverage Corporation
• General Mills, Inc.	• Starbucks Corporation

FW Cook presented information to the Committee in October 2018 indicating that our revenues were between the 25th percentile and the median, and our market capitalization approximated the 75th percentile, in each case, of these peer group companies.

The Committee used this executive compensation peer group to validate decisions for specific compensation elements for our other named executive officers as discussed in the CD&A sections below for each element of compensation. The Committee also used this executive compensation peer group to validate the target TDC of our Chief Executive Officer, as well as the aggregate target TDC of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman against the target TDC of the top three most highly compensated executives at our peer group companies. Based on the role, responsibilities, experience, and contributions of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman, the Committee approved a structure for fiscal 2020 compensation that considered the relative expected contributions of the executives, as well as the aggregate target TDC for our peer companies. The Committee determined to revisit that initial process and structure on a periodic basis going forward.

The executive compensation peer group data shared with the Committee by FW Cook in January 2019 indicated that our Chief Executive Officer’s target TDC was between the 25th percentile and the median of peer group practice. This peer group data also indicated that the aggregate target TDC of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman are within the competitive range of the 75th percentile of peer group practice. The Committee believed that this positioning appropriately reflected our culture, the dynamics of our industry, the experience, expected contributions and unique skill sets and knowledge of our business embodied in these executives, as well as the sustained

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performance achieved during the collective tenure of these executives. This approach assisted the Committee in validating the reasonableness of the compensation of our Chief Executive Officer as well as with validating the total cost of our new leadership structure. The target TAC and target TDC for Mr. Klein for fiscal 2020 were each positioned within the competitive range of the 75th percentile of peer group practice, which the Committee felt appropriately reflected his strong performance and his highly versatile leadership skills.

Executive Chairman Compensation Comparator Group
Due to insufficient market data for the Executive Chairman role, a separate comparator group of companies was used to validate the level of the Executive Chairman’s fiscal 2020 compensation. This separate comparator group consisted of a set of broader market general industry companies with a leadership structure similar to ours. For fiscal 2020, this executive chairman comparator group consisted of the following 22 companies:

Fiscal 2020 Executive Chairman Comparator Group

• CACI International, Inc.	• J. M. Smucker Company (The)
• Carnival Corp.	• Markel Corp.
• CenterPoint Energy, Inc.	• News Corp.
• CGI, Inc.	• O’Reilly Automotive, Inc.
• D.R. Horton, Inc.	• QUALCOMM, Inc.
• Estée Lauder Companies Inc. (The)	• Ralph Lauren Corp.
• Garmin Ltd.	• Ross Stores, Inc.
• Gilead Sciences, Inc.	• Select Medical Holdings Corp.
• Host Hotels & Resorts, Inc.	• TechnipFMC plc
• Huntsman Corp.	• Thor Industries, Inc.
• Hyatt Hotels Corp.	• Westlake Chemical Corp.

FW Cook presented information to the Committee in January 2019 indicating that our revenues were between the 25th percentile and the median, and our market capitalization was above the 75th percentile, in each case, of these companies. The Committee received data from FW Cook in January 2019 indicating that the compensation for Mr. Robert Sands was near the 75th percentile of the executive chairman comparator group practice.

In addition to its review of peer group executive compensation data, the Committee may receive general executive compensation survey data when insufficient peer group data is available for a specific executive position or as another means of performing a market check on our overall executive compensation program or on individual components of the program. This information assists the Committee in making well-informed decisions regarding executive compensation matters.

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How Do We Compensate Our Named Executive Officers?

Summary of the Elements of Compensation
The compensation program for our named executive officers consists of base salary, short-term cash incentives under our AMIP, long-term equity incentives, and certain perquisites and other benefits.

	Pay Element		Objective & Performance Rewarded
Fixed	Annual	Base Salary	Provide current, predictable compensation for day-to-day services, taking into account individual roles, responsibilities, and performance, as well as respective experience and abilities
Performance Based	Annual	AMIP (annual cash incentive)	Achieve annual goals measured in terms of financial performance (Net Sales, Comparable EBIT and Free Cash Flow) linked to creation of stockholder value
	Long-Term	PSUs	Establish rigorous long-term performance alignment and drive retention. Relative TSR provides an effective comparison of our performance against the broader market. PSUs typically require continuous service through a three-year performance period
		NQSOs	Reward absolute value creation (stock options have no value unless our stock price increases after the grant date) and typically vest pro rata annually over four years, encouraging both performance and retention
		RSUs	Provide link to stockholder value creation and drive retention, typically vesting pro rata annually over four years

Base Salary
We generally seek to have the aggregate of the base salaries of our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman be within the competitive range of the 75th percentile of our executive compensation peer group, reflecting the skill set, experience, and performance of these executives. We also generally seek to pay each of our other named executive officers a base salary that is between the median and the 75th percentile of our executive compensation peer group. The Committee may decide, however, to set an individual named executive officer’s salary at an amount above or below this level based on factors specific to a particular named executive officer.

The Committee took the following base salary actions for our named executive officers for fiscal 2020:

•Effective March 1, 2019, the Committee approved the following base salaries for our Chief Executive Officer, Executive Chairman, and Executive Vice Chairman: $1,200,000 for Mr. Newlands; $1,020,000 for Mr. Robert Sands; $867,000 for Mr. Richard Sands. The peer group compensation data shared with the Committee by FW Cook in January 2019 indicated that the aggregate of these base salaries was within the competitive range of the 75th percentile of our executive compensation peer group.
•Effective March 27, 2019, the Committee approved an increase of approximately 2.5% to $820,000 for Mr. Klein, which was within the competitive range of the 75th percentile of our executive compensation peer group.
•Effective with Mr. Hanson’s commencement of employment with us on June 3, 2019, the Committee approved a base salary of $770,000, which was within the competitive range of the median of our executive compensation peer group. The Committee felt that this level appropriately reflected Mr. Hanson’s prior experience, including that of a chief executive officer of a global luxury consumer products company.

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•Effective with Mr. Hankinson’s promotion into the role of Executive Vice President and Chief Financial Officer on January 13, 2020, the Committee approved a base salary of $575,000, which was slightly below the competitive range of the median of our executive compensation peer group. The Committee felt that this level appropriately reflected Mr. Hankinson’s prior leadership experience with us in several critical areas, including financial planning and analysis, mergers, acquisitions, venture investments, and strategic alliances.

The base salaries paid to our named executive officers in fiscal 2020 appear in the Salary column of the Summary Compensation Table.

Short-Term Cash Incentives: Fiscal 2020 AMIP

For fiscal 2020, the AMIP served as the primary vehicle for awarding short-term cash incentives to our named executive officers based on Company performance. In the case of our Division Presidents such as Mr. Hanson, a portion of the fiscal 2020 AMIP was also based on Division performance.

Company Performance
In April 2019, the Committee determined that performance would be measured under the fiscal 2020 AMIP based on a weighted mix of three performance measures: Comparable EBIT, Net Sales, and Free Cash Flow. For each of our named executive officers other than Mr. Hanson, Comparable EBIT, Net Sales, and Free Cash Flow were each measured at the consolidated corporate level. For Mr. Hanson, half of the Comparable EBIT and Net Sales performance was measured against the performance of the Wine & Spirits Division. Threshold performance against the consolidated Comparable EBIT performance goal was required for any payment to be made under the fiscal 2020 AMIP.

The Committee selects targets for Comparable EBIT, Net Sales, and Free Cash Flow that it views as challenging but achievable. For fiscal 2020, each target corresponds to the targeted level of performance under our fiscal 2020 operating plan approved by the Board in April 2019. The performance targets under the fiscal 2020 AMIP were adjusted to reflect the unplanned delay in the closing of the divestiture of a portion of our wine and spirits business, including approximately 30 lower-margin, lower-growth wine and spirits brands, wineries, vineyards, offices, and facilities to E. & J. Gallo Winery (the “W&S Divestiture”), the divestiture of our Black Velvet Canadian whiskey business and the brand’s associated production facility, along with a subset of Canadian whisky brands produced at that facility (the “Black Velvet Divestiture”), and certain other immaterial developments during the fiscal year. The adjusted fiscal 2020 target performance levels for Comparable EBIT and Net Sales each exceeded our adjusted target performance levels and actual performance for fiscal 2019. The fiscal 2020 Free Cash Flow target performance level was set below our actual performance for fiscal 2019, reflecting a planned increase in capital expenditures under our fiscal 2020 operating plan.

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The following chart sets forth the material terms of our fiscal 2020 AMIP:

Performance Measures ($ in millions)	Definition(1)	Purpose	Weighting	Fiscal 2020 Targets	Company Performance(2)		Bonus Payout(2)
Net Sales	Net sales less net sales of products of acquired businesses, historical net sales of products which have been disposed of, or historical net sales of a business that has been contributed to a joint venture.	Serves as a measure of our ability to grow market share	40% (20% for Mr. Hanson)		<96.0%		0%
				$8,098.5	96.0%	Threshold	25%
				$8,435.9	100.0%	Target	100%
				$8,731.1	103.5%	Maximum	200%
Net Sales: Wine & Spirits Division			20% (only for Mr. Hanson)		<95.0%		0%
				$2,641.4	95.0%	Threshold	25%
				$2,780.4	100.0%	Target	100%
				$2,877.7	103.5%	Maximum	200%
Comparable EBIT (3)	EBIT is the sum of our operating income plus income from unconsolidated investments. When calculating Comparable EBIT, we exclude the effects of comparable adjustments.	Serves as a measure of our profitability	40% (20% for Mr. Hanson)		<94.0%		0%
				$2,532.9	94.0%	Threshold	25%
				$2,694.6	100.0%	Target	100%
				$2,815.8	104.5%	Maximum	200%
Comparable EBIT: Wine & Spirits Division			20% (only for Mr. Hanson)		<92.5%		0%
				$705.9	92.5%	Threshold	25%
				$763.1	100.0%	Target	100%
				$801.3	105.0%	Maximum	200%
Free Cash Flow	Net cash provided by (used in) operating activities less purchases of property, plant and equipment.	Reflects our ability to generate the cash required to operate the business and pay down debt	20%		< 80.0%		0%
				$865.6	80.0%	Threshold	25%
				$1,082.0	100.0%	Target	100%
				$1,298.4	120.0%	Maximum	200%
(1)The required performance targets for fiscal 2020 Net Sales and Comparable EBIT were adjusted to remove the impact of the unplanned delay in the closing of the W&S Divestiture (which was initially forecasted to close at the end of the first quarter of fiscal 2020), the Black Velvet Divestiture (which closed in November 2019), our increased investment in Nelson’s Green Brier Distillery (which occurred in May 2019), and, in the case of the performance targets for the Wine & Spirits Division, foreign currency adjustments.
(2)Company performance and bonus payout are each presented as a percentage of target.
(3)Comparable EBIT excludes items that are not reflective of core operations, such as any equity earnings or losses from our investment in Canopy Growth Corporation (“Canopy”), the effects of mergers, acquisitions, divestitures, spin-offs or significant transactions, among other items.The Committee can also make further adjustments to Comparable EBIT for this purpose for restructuring and acquisition-related activities that, had they been known at the beginning of the performance period, would have impacted the Company’s plan.

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In April 2020, the Committee certified the payout under our fiscal 2020 AMIP to all of our named executive officers other than Mr. Hanson at 135.29% of target as follows:

	Fiscal 2020 Actual Results	Percent of Approved Plan	Fiscal 2020 Bonus Payout % (1)	Weighting	Resulting Weighted % (1)
($ in millions)
Net Sales	$8,343.5	98.9%	79.56%	40%	31.82%
Comparable EBIT	$2,765.6	102.6%	158.67%	40%	63.47%
Free Cash Flow	$1,824.6	168.6%	200.00%	20%	40.00%
					135.29%

(1)Fiscal 2020 bonus payout percentage and resulting weighted percentage are presented as a percentage of target.

As a portion of Mr. Hanson’s fiscal 2020 Net Sales and Comparable EBIT goals were established against Wine & Spirits Division performance, in April 2020, the Committee certified his payout under our fiscal 2020 AMIP at 117.15% of his target as follows:

	Fiscal 2020 Actual Results	Percent of Approved Plan	Fiscal 2020 Bonus Payout % (1)	Weighting	Resulting Weighted % (1)
($ in millions)
Comparable EBIT
Consolidated Results	$2,765.6	102.6%	158.67%	20%	31.74%
Wine & Spirits Division	$744.8	97.6%	76.00%	20%	15.20%
Net Sales
Consolidated Results	$8,343.5	98.9%	79.56%	20%	15.91%
Wine & Spirits Division	$2,727.6	98.1%	71.50%	20%	14.30%
Free Cash Flow	$1,824.6	168.6%	200.00%	20%	40.00%
					117.15%

(1)Fiscal 2020 bonus payout percentage and resulting weighted percentage are presented as a percentage of target.

The resulting fiscal 2020 AMIP awards paid to our named executive officers are set forth below and also appear in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. The fiscal 2020 AMIP paid to Mr. Hankinson was prorated to reflect his start date as our Chief Financial Officer, with the amount paid to him prior to such date calculated based on the annual incentive plan and target percentage in effect for his former role as Senior Vice President, Corporate Development. In addition to the AMIP adjustments described above, the Net Sales and Comparable EBIT targets under the annual incentive plan for Mr. Hankinson’s former role were adjusted to account for certain additional operational challenges posed by the unplanned delay in the closing of the W&S Divestiture. Mr. Klein forfeited his fiscal 2020 AMIP in connection with his departure.

Name	Target Bonus as a Percent of Base Salary	Fiscal 2020 Target Bonus	Resulting Weighting	Fiscal 2020 Actual Bonus
William A. Newlands	150%	$1,851,057	135.29%	$2,504,296
Robert Sands	150%	$1,608,561	135.29%	$2,176,223
Richard Sands	150%	$1,376,767	135.29%	$1,862,628
Garth Hankinson	85% (EVP) | 50% (SVP)	$197,930	143.59%	$284,209
Robert Hanson	85%	$490,875	117.15%	$575,060

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In addition to any short-term cash incentive bonuses under the AMIP, the Committee has discretion to pay cash bonuses outside of that program. No named executive officer received any discretionary bonus for fiscal 2020.

Long-Term Equity Incentive Awards

Equity Award Granting Process
The Committee annually considers equity awards to named executive officers at a regularly scheduled meeting, usually in April, at which it also considers equity awards to other eligible employees around the world. The Committee may also grant equity awards at other times, such as at other regularly scheduled meetings of the Committee or in connection with new hires, promotions, or significant business activities.

The Committee awards stock options, RSUs, and PSUs to our named executive officers under our LTSIP. The Committee believes that the granting of these awards to our named executive officers, together with our stock ownership guidelines, directly links the value of compensation earned by our named executive officers to the value created for our stockholders.

The Committee includes stock options as a significant element of named executive officer compensation. The Committee also issues RSUs and PSUs to named executive officers to diversify our mix of equity awards and, in the case of PSUs, to enhance the linkage between executive compensation and value creation for our stockholders.

Named Executive Officer Awards – Fiscal 2020

Annual Equity Grants
During fiscal 2020, the Committee granted our named executive officers (other than Messrs. Robert Sands and Richard Sands) a mix of stock options, RSUs, and PSUs. The chart below reflects the methodology used by the Committee for calculating the total equity target value of the fiscal 2020 equity awards, as well as the percentage allocated to each award type. The equity target percentage was a percentage of each officer’s base salary, and, for the purpose of determining the number of shares subject to each type of award, stock options were valued on a Black-Scholes option-pricing model, RSUs were valued at face value, and PSUs were valued at face value of the target award.

Name	Equity Target as a % of Base Salary	Percent of Options	Percent of RSUs	Percent of PSUs
William A. Newlands	400%	50%	25%	25%
Robert Sands	400%	100%	0%	0%
Richard Sands	400%	100%	0%	0%
Garth Hankinson	80%	50%	25%	25%
Robert Hanson	250%	25%	50%	25%
David Klein	250%	50%	25%	25%

Mr. Hankinson’s equity target percentage above reflects the annual equity grants made in April 2019 prior to his promotion to Executive Vice President and Chief Financial Officer. Mr. Hanson’s equity target percentage reflects the annual equity grants made in June 2019 when he commenced employment with us. Mr. Klein forfeited his fiscal 2020 long-term equity incentive awards in connection with his departure.

With respect to the annual PSU awards granted in fiscal 2020, the Committee again determined that it would be appropriate to base the award payouts on relative TSR performance. Specifically, the Committee awarded fiscal 2020 PSUs, the ultimate payout level of which, if any, will depend on our fiscal 2020-2022 TSR performance as compared to the companies in the S&P 500 Index. The Committee believes the TSR metric and the three-year performance period aligns the interests of our named

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executive officers with the interests of our stockholders. Payouts of these PSUs will be determined at the end of fiscal 2022 based on the following performance levels:

	Threshold Performance Level (25%)	Target Performance Level (100%)	Maximum Performance Level (200%)
TSR Performance vs. Companies in the S&P 500 Index	25th Percentile	50th Percentile	75th Percentile (or higher)

Off-Cycle Retention Grant to Mr. Hankinson
Prior to his promotion to the role of Executive Vice President and Chief Financial Officer, we identified Mr. Hankinson as a critical member of our leadership team. In April 2019, for retention purposes, the Committee granted him a $1,000,000 RSU which vests 25% per year over four years. He did not receive an off-cycle equity award at the time of his promotion to Executive Vice President and Chief Financial Officer.

Special Incentive Grants to Mr. Hanson
In addition to the fiscal 2020 equity awards described above which were granted to Mr. Hanson when he commenced employment with us, he received three additional special awards in fiscal 2020. In June 2019, he received a $500,000 RSU which vests 25% per year over four years. This RSU award serves an inducement for him to join our Company and for retention purposes. Also in June 2019, he received a $2,000,000 PSU grant under the Net Debt Leverage Ratio PSU Program first adopted by the Committee in fiscal 2019. All of our named executive officers other than Mr. Robert Sands and Mr. Richard Sands commenced participation in this program in October 2018. The purpose of this performance-based incentive program is to ensure that our leadership team continues to drive the performance of our core business, while also providing the necessary resources to support our significant investment in Canopy and provide it with the velocity to achieve its strategic initiatives during a critical period in the cannabis industry.

No shares are earned under this program unless certain targets are met regarding a reduction in the Company’s net debt leverage ratio and the achievement of a threshold level of earnings performance from our investment in Canopy. Awards are forfeited if the threshold Canopy earnings performance, which is tied to the Company’s strategic plan for the Canopy investment, is not achieved. The combined requirement to achieve a net debt leverage ratio reduction target and a threshold level of earnings performance from the Canopy investment was viewed by the Committee as challenging based on the anticipated size of the legal cannabis opportunity in Canada, as well as the uncertainties in the emerging global cannabis industry.

The maximum number of shares earned under the program is 150% of target, and the actual number earned depends on the achievement of certain objectives related to our net debt leverage ratio for fiscal 2022. Specifically, the number of shares that would vest on May 1, 2022 is based on the following net debt leverage ratio performance:

	Forfeiture Condition (0%)	Target Performance (100%)	Maximum Performance (150%)
Net Debt Leverage Ratio for fiscal 2022	Greater than 2.6x	2.6x	2.1x or less

In July 2019, Mr. Hanson received a $1,000,000 PSU grant under a new Wine & Spirits Division PSU program. The purpose of this performance-based special incentive program is to align the interests of the Wine & Spirits leadership team with the goals of outgrowing the higher-end of the wine and spirits market and out-executing our competitors. The actual number of shares earned under this program depends on the achievement against two performance targets. Half of the shares are subject to a performance metric related to the net sales growth of a strategically defined portion of our Wine &

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Spirits business as compared to a defined portfolio benchmark. The other half of the shares are subject to a performance metric related to the operating margin of that same strategically defined portion of our Wine & Spirits business. At the time the Committee established the operating margin and market performance metrics under this PSU program, the Committee viewed such targets as difficult to achieve, based both on the level of the established targets as well as the interplay between the performance metrics. Specifically, the number of shares that would vest on May 1, 2022 is based on the following performance:

	Threshold Performance (50%)	Target Performance (100%)	Maximum Performance (200%)
Market Outperformance (50% of the award)	0.50%	1.00%	2.00%
Operating Margin (50% of the award)	28.00%	30.00%	31.00%

Retirement and Other Benefits

Savings Plans and Health and Welfare Benefits
We offer our eligible employees, including our named executive officers, the following retirement savings opportunities and health and welfare benefits in order to help provide a reasonable level of support during and after employment with us and to attract, retain, and motivate employees with a competitive benefits package:

•Named executive officers are eligible to participate in our 401(k) and Profit Sharing Plan on the same terms as other eligible employees. Each year, eligible employees may elect to defer up to 50% of their annual compensation, up to the annual limit set by the Internal Revenue Code, on a before-tax and/or after-tax basis. We currently provide a 50% match on the first 6% of eligible compensation contributed by the participant, as well as an annual non-elective contribution equal to 3% of eligible compensation. All participants are immediately 100% vested in their contributions, the 3% annual contribution made by us, and any earnings on these contributions. Until a participant completes five years of service, our matching contributions, any supplemental profit sharing contributions, and the earnings on those amounts vest at the rate of 20% per year for the first five years of service.
•Named executive officers are eligible to participate in our Non-Qualified Savings Plan (“NQSP”), which is a non-qualified retirement savings plan designed to provide participants with an elective deferral opportunity and the benefit of the annual non-elective contributions and supplemental profit sharing contributions, if any, that could not be made under the 401(k) and Profit Sharing Plan due to Internal Revenue Code limitations. Further detail concerning this plan is provided under the heading “Nonqualified Deferred Compensation.”
•Named executive officers generally are eligible to participate in our 1989 Employee Stock Purchase Plan on the same terms as other eligible employees, including an Internal Revenue Code Section 423 component that allows employees to purchase shares of our Class A Stock at a discount through salary deductions. Due to their levels of stock ownership in our Company, however, neither Messrs. Robert Sands nor Richard Sands is eligible to participate in this plan.
•Named executive officers also receive customary employee benefits, such as our standard medical, dental, and vision benefits, long-term and short-term disability insurance programs, paid time off (vacation/sick leave), and life insurance programs, according to the terms of those programs and in the same manner as other eligible employees.

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Severance Benefits
In the event of certain terminations of employment, our named executive officers are entitled to receive the severance benefits set forth under their employment agreements. The employment agreements with Messrs. Robert Sands and Richard Sands were executed in 2008 and provide for severance in the event of the executive’s death, disability, good reason termination, termination without cause, or retirement. Our employment agreements with Messrs. Newlands, Hankinson, and Hanson provide for severance benefits only in the event of good reason termination or termination without cause. Mr. Klein resigned from the Company as of January 13, 2020. No severance compensation was paid to him in connection with his departure.

More information concerning the material terms of the employment agreements with each of our named executive officers and the amounts payable in the event of a severance or change-in-control event are described under the heading “Potential Payments upon Termination or Change-in-Control.”

Perquisites
We provide our named executive officers with perquisites and other personal benefits that we believe to be reasonable and competitive with those offered by comparable companies to their executive officers. The Committee annually reviews and approves or ratifies the perquisites and other personal benefits offered to our named executive officers. The Committee believes these benefits further our objective of attracting, motivating, and retaining key executive talent and assist executive officers in promoting our brands, working more efficiently, and dedicating the appropriate amount of time and attention to business initiatives. Other than taxes related to certain relocation benefits, our named executive officers pay the personal income taxes that are attributable to the taxable perquisites we provide. Our named executive officers receive certain perquisites, including:

•Automobile Allowance – We provide an automobile allowance to our named executive officers. We believe this benefit is competitive with benefits provided to executives at comparable companies.
•Travel Services – We offer our named executive officers the personal use of our corporate aircraft when not needed for business purposes and the option of using car/driver services. Although these travel services may provide personal benefits to the executives, we believe these services also enhance the safety and security of our named executive officers and assist them to devote maximum time and attention to our business. These travel services are required under our executive security program for Messrs. Robert Sands and Richard Sands.
•Product Allowance – We provide product allowances to our employees, including our named executive officers. We believe that a product allowance enhances their knowledge and appreciation of our products and serves as an additional tool to facilitate their role as ambassadors for our brands in both on- and off-premise retail establishments. For the 2019 calendar year, the allowance was $10,000 each for Messrs. Newlands, Robert Sands, and Richard Sands, and $5,000 for each of our other named executive officers. In certain limited instances, we may also provide product samples to our employees, including our named executive officers, to enable them to become stronger brand ambassadors. Our U.S. based employees, including our named executive officers, are also eligible from time-to-time to purchase products from us at a discounted rate. Such samples and discounts typically do not result in any incremental cost to us.
•Voluntary Expanded Annual Physical Health Review – We offer our named executive officers an annual comprehensive health physical in order to encourage them to protect their health.
•Sponsorship Events – We sponsor various cultural, charitable, civic, and entertainment events for business development and relationship-building purposes, as well as to maintain our involvement in communities in which we operate and in which our employees live. Tickets are often included in such sponsorship agreements, and typically do not result in any incremental cost to us. Occasionally, our employees, including our named executive officers, use such tickets for personal purposes when they are not otherwise used for business purposes.

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•Executive Charitable Match Program – The Company provides a match of up to $50,000 per calendar year for charitable contributions made by each of our named executive officers.
•Executive Security Program - Our executive security program establishes the level of personal security to be provided to our named executive officers. This program was developed by our corporate security team as part of our overall risk management program. The executive security program provides for enhanced business and personal protection (including optional protection at personal residences) for our named executive officers. The executive security program is for our benefit, and we believe that the costs of this security program are appropriate and necessary given the risks associated with executive officer positions at the Company.

For Messrs. Robert Sands and Richard Sands, the security program is based on a security assessment conducted by an independent security consulting firm. This assessment found ongoing and increasing business-related security concerns warranting certain security measures, including a continued requirement to use Company aircraft for all travel, whether business or personal, as well as upgraded and standardized security technology at personal residences.

We may provide additional benefits to our named executive officers in special circumstances, such as the payment of tax preparation fees and tax equalization costs in the event of an expatriate assignment, or relocation benefits (including related taxes) in the event of a new hire or transfer. The perquisites and other personal benefits we provided to our named executive officers during fiscal 2020 are further quantified in the footnotes to the All Other Compensation column of the Summary Compensation Table.

How Do We Manage Risks Related To Our Executive Compensation Program?

Executive Compensation Risk Assessment
As described above under the subheading “Compensation Risk Assessment,” the Committee received a risk assessment report from FW Cook regarding our executive compensation program. Based on that review, the Committee did not identify any executive compensation-related risks that it considered reasonably likely to have a material adverse effect on the company.

Stock Ownership Guidelines
In order to further align the interests of our executive officers with the interests of our stockholders, the Board has established guidelines for the amounts of our common stock that our executive officers should beneficially own. We allow individuals five years in which to reach the applicable ownership guideline. The five-year period is measured from the date the individual assumed the executive officer role to which the stock ownership guideline applies. The ownership guidelines can be satisfied by the ownership of stock, unvested RSUs, and unvested (but certified) PSUs after the relevant performance period has been completed. The current guidelines for our executive officers are as follows:

Executive Officers	Stock Ownership Guideline
President and Chief Executive Officer, Executive Chairman of the Board, Executive Vice Chairman of the Board	6 times base salary
Executive Vice Presidents	3 times base salary

Compliance with our stock ownership guidelines is assessed periodically, and not less frequently than annually. If the required ownership level is not met by the end of the five-year accumulation period, the executive officer is subject to a requirement to retain 100% of the net after-tax shares acquired upon the exercise of a stock option or upon delivery of shares underlying an RSU or a PSU. As of the end of fiscal 2020, each of our named executive officers had met his respective stock ownership guideline or was within the five-year window for doing so.

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Clawback Rights and Prohibition Against Hedging
Our stockholder-approved LTSIP plan document and our LTSIP award agreements with our named executive officers each contain a clawback provision. Although we have not had to utilize this provision, its purpose is to allow us to recoup performance-based awards or the value thereof, if and as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) or other law.

The Committee has adopted a formal clawback policy. This policy applies in the event the Company is required to restate its financial results due to material noncompliance with the securities laws. In such an instance, the independent members of the Board, in their sole discretion, may cancel or seek to recover all or any portion of any excess cash or equity incentive-based compensation that is earned or vested based wholly or in part on the attainment of a financial reporting measure. In order for the clawback to apply to the incentive compensation awarded to executive officers or certain other executives of the Company, such individual’s fraud or intentional misconduct must have been a significant contributing factor to the need for the financial restatement.

In order to prevent an appearance of improper conduct, executive officers, affiliates, and directors may not participate in transactions involving the hedging of our stock by trading in third-party derivative securities of our stock by writing or buying puts, calls, or other derivatives.

Tax Considerations
Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to certain “covered employees” in excess of $1 million per year. Prior to the enactment of the Tax Cuts and Jobs Act passed by Congress in December 2017, there was an exception to this deduction limitation for compensation that qualified as “performance-based compensation.” The Tax Cuts and Jobs Act significantly changed Section 162(m) by, among other things, repealing the performance-based compensation exemption and reducing the federal corporate income tax rate. As a result, compensation paid to certain current and former executive officers in excess of $1 million a year generally will not be deductible unless such compensation qualifies for certain transition relief.

The Committee takes into consideration the potential deductibility of the compensation as one of the factors to be considered when establishing our executive compensation program. However, the Committee believes that its primary responsibility is to provide a compensation program that attracts, retains, and rewards our executive officers that are critical to our success. The Committee may consider tax deductibility as a factor in determining executive compensation, but may not structure its compensation arrangements around tax deductibility.

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Compensation Committee Report

The following report shall not be deemed incorporated by reference in any filing under the federal securities laws by virtue of any general incorporation of this Proxy Statement by reference and shall not otherwise be treated as filed under the federal securities laws.

We, the Human Resources Committee of the Board (functioning as the compensation committee of the Board), have reviewed and discussed the Compensation Discussion and Analysis set forth above with the management of the Company, and, based on such review and discussions, have recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Proxy Statement and, through incorporation by reference to this Proxy Statement, the Company’s 2020 Form 10-K.

Human Resources Committee:

Jerry Fowden (Chair)
Christy Clark
Ernesto M. Hernández
Susan Somersille Johnson

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Compensation Tables and Related Information

The following table sets forth the compensation for fiscal 2018, fiscal 2019, and fiscal 2020 awarded to, earned by, or paid to our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation (4)	Total
William A. Newlands, President and Chief Executive Officer	2020	$1,234,038	$3,086,226	$2,400,479	$2,504,296	$167,611	$9,392,650
	2019	$846,154	$4,910,425	$1,168,786	$779,139	$150,438	$7,854,942
	2018	$750,000	$1,150,590	$937,468	$880,081	$45,220	$3,763,359
Robert Sands, Executive Chairman of the Board	2020	$1,072,374	$—	$4,080,848	$2,176,223	$1,292,970	$8,622,415
	2019	$1,388,715	$3,278,749	$2,717,885	$1,918,094	$1,009,335	$10,312,778
	2018	$1,348,239	$3,238,464	$2,638,447	$2,498,017	$1,120,370	$10,843,537
Richard Sands, Executive Vice Chairman of the Board	2020	$917,844	$—	$3,468,709	$1,862,628	$1,120,157	$7,369,338
	2019	$1,361,731	$—	$3,997,645	$1,880,823	$735,945	$7,976,144
	2018	$1,322,027	$—	$3,880,580	$2,449,452	$904,674	$8,556,733
Garth Hankinson, Executive Vice President and Chief Financial Officer (5)	2020	$362,575	$1,159,061	$123,640	$284,209	$32,106	$1,961,591
Robert Hanson, Executive Vice President and President, Wine & Spirits Division (6)	2020	$600,625	$5,122,402	$481,260	$575,060	$157,974	$6,937,321
David Klein, Former Executive Vice President and Chief Financial Officer	2020	$749,962	$1,285,928	$1,000,220	$—	$139,385	$3,175,495
	2019	$773,077	$4,555,786	$875,066	$676,257	$142,280	$7,022,466
	2018	$697,308	$1,074,138	$874,992	$818,249	$85,877	$3,550,564

(1)These amounts represent the full grant date fair value of awards of RSUs and PSUs granted in each fiscal year noted. For PSUs granted in fiscal 2020, fiscal 2019, and fiscal 2018 having relative total stockholder return (“TSR”) as the performance criterion, the grant date fair value was determined using a Monte Carlo simulation model. Since the performance criteria underlying the relative TSR PSUs are each considered a market condition as opposed to a performance condition for accounting purposes, the expense associated with those awards is not subject to fluctuation based on the actual outcome and is therefore reported at maximum value. For the Net Debt Leverage Ratio PSUs granted to Mr. Hanson in fiscal 2020 whose performance criterion relates to our net debt leverage ratio, the grant date fair value is based on the market price of our Class A Stock on the grant date and the probable outcome of the performance conditions as of the grant date (which was performance at target level). If the Net Debt Leverage Ratio PSUs were included in these calculations at their maximum level (as opposed to the target level), the grant date fair value set forth above for those PSUs would be: $3,000,099. For the Wine & Spirits Division PSUs granted to Mr. Hanson in fiscal 2020 whose performance criteria relate to the performance and margin profile of a strategic portion of our wine and spirits division, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date (which was performance at target level). If the Wine & Spirits Division PSUs were included in these calculations at their maximum level (as opposed to the target level), the grant date fair value set forth above for those PSUs would be: $2,000,025. Each amount included in this column represents the aggregate amount that we expected to expense for grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. Assumptions used in calculating these values with respect to PSUs may be found in Note 19 of our financial statements in our 2020 Form 10-K. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. A more complete description of the fiscal 2020 PSUs can be found in the CD&A under the heading “Long-Term Equity Incentive Awards” and subheading “Named Executive

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Officer Awards – Fiscal 2020.” See the Grants of Plan-Based Awards in Fiscal 2020 and the Outstanding Equity Awards at February 29, 2020 tables for additional information.
(2)These amounts represent the full grant date fair value of awards of stock options granted in each fiscal year noted. This represents the aggregate amount that we expected to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. Assumptions used in calculating these values may be found in Note 19 of our financial statements in our 2020 Form 10-K. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. See the Grants of Plan-Based Awards in Fiscal 2020 and the Outstanding Equity Awards at February 29, 2020 tables below for additional information.
(3)These amounts represent the amounts earned under our AMIP for fiscal 2020, fiscal 2019, and fiscal 2018. A detailed description of the fiscal 2020 payments can be found in the CD&A under the heading “Short-Term Cash Incentives: Fiscal 2020 AMIP.”
(4)The amounts set forth below include for fiscal 2020: (i) Company contributions under our 401(k) and Profit Sharing Plan (including both Company matching contributions and Company non-elective contributions); (ii) Company non-elective contributions under our Non-Qualified Savings Plan for service on or after January 1, 2019; and (iii) the aggregate incremental cost to us of perquisites and personal benefits. Contributions under the 401(k) and Profit Sharing Plan and our Non-Qualified Savings Plan are reported in the fiscal year in which they are accrued or earned, regardless of the fiscal year in which the contribution is actually made to the plan.

Name	Company contributions under the 401(k) and Profit Sharing Plan	Company contributions under the Non-Qualified Savings Plan	Perquisites and Other Personal Benefits (a)	Total “All Other Compensation”
William A. Newlands	$22,200	$22,219	$123,192	$167,611
Robert Sands	$15,649	$24,347	$1,252,974	$1,292,970
Richard Sands	$14,135	$20,468	$1,085,554	$1,120,157
Garth Hankinson	$19,694	$1,030	$11,382	$32,106
Robert Hanson	$21,579	$4,483	$131,912	$157,974
David Klein	$13,844	$13,512	$112,029	$139,385

(a)The perquisites and other personal benefits provided to our named executive officers in fiscal 2020 included personal use of our corporate aircraft, personal security services, automobile allowances, car/driver services, product allowances, product samples, tickets to sponsorship events, a physical health review, tax preparation expenses, relocation assistance, and an executive charitable match program. Other than Mr. Hanson who received a gross-up in connection to his relocation benefit, we did not provide a tax gross-up to any named executive officer in fiscal 2020.
The aggregate incremental cost to us for each named executive officer’s personal use of corporate aircraft is as follows: Mr. Newlands - $43,942; Mr. Robert Sands – $877,493; Mr. Richard Sands – $975,585; Mr. Hankinson – $0; Mr. Hanson - $40,926; and Mr. Klein - $45,005. These amounts represent the aggregate incremental cost to us for the personal use of our corporate aircraft by our named executive officers and certain of their family members. Such amounts are calculated by multiplying an aircraft’s hourly variable operating costs by the portion of the trip’s flight time allocated to such named executive officer, reduced by the amount of voluntary reimbursements, if any, to us by such named executive officer. Variable operating costs include fuel costs, variable maintenance costs, and other variable expenses, including crew hotel and meals, on-board catering, trip-related landing fees, hangar and parking costs, and similar costs. Since our aircraft are used primarily for business travel, the methodology excludes fixed, capital, and similar costs. In instances where family members or guests fly on our aircraft as additional passengers on business flights with an executive, the aggregate incremental cost to us is de minimis in amount, and no amount is reflected in the table for these additional passengers.
The aggregate incremental cost to us for the car and driver services for Mr. Robert Sands is $136,433. Such amount represents the compensation and benefits costs for such driver, the costs

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of the leased vehicles used for such service, and in certain instances, the cost of a third-party car service.
The aggregate incremental cost to us for the personal security services for Mr. Robert Sands is $219,078. Such amount includes personal security when traveling and security systems and monitoring for his personal residences. The personal security services provided to Mr. Sands are required under our executive security program.
The aggregate incremental cost to us for the relocation services for Mr. Hanson is $64,718 including a tax gross-up of $21,695. Such amount was valued on the basis of the aggregate incremental cost to us and represent the amount accrued for payment or paid to the service provider or Mr. Hanson, as applicable.
In Fiscal 2020, the following named executive officers made charitable donations that were matched by the Company under our charitable matching program as follows: Mr. Newlands – $50,000; Mr. Richard Sands - $100,000; Mr. Hanson - $6,000; and Mr. Klein - $51,000. Our charitable match program operates on a calendar year basis and contributions are reported in this table in the fiscal year the donation was made. Therefore, such reported amounts may exceed the $50,000 limitation due to timing differences between the calendar year used for the matching program and our fiscal year.
(5)Mr. Hankinson was not a named executive officer prior to fiscal 2020.

(6)Mr. Hanson was not a named executive officer prior to fiscal 2020. The Salary column for Mr. Hanson include $23,125, which is the amount of the annual cash board retainer paid to him for his service as a member of the Company’s Board of Directors. The All Other Compensation column for Mr. Hanson includes a $10,000 total product allowance reimbursement, consisting of a $5,000 reimbursement for his service as a member of our Board of Directors and a separate $5,000 reimbursement for his subsequent role as one of our executive officers.

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Grants of Plan-Based Awards in Fiscal 2020

Name	Grant Date		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3)	All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards(5)	Grant Date Fair Value of Stock and Option Awards(6)
		Award Type	Threshold	Target	Maximum	Threshold	Target	Maximum
William A. Newlands	NA	AMIP	462,764	1,851,057	3,702,115
	4/23/2019	PSU				1,446	5,784	11,568				$1,886,162
	4/23/2019	RSU							5,784			$1,200,064
	4/23/2019	NQSO								50,579	$207.48	$2,400,479
Robert Sands	NA	AMIP	402,140	1,608,561	3,217,123
	4/23/2019	NQSO								85,985	$207.48	$4,080,848
Richard Sands	NA	AMIP	344,192	1,376,767	2,753,533
	4/23/2019	NQSO								73,087	$207.48	$3,468,709
Garth Hankinson	NA	AMIP	49,483	197,930	395,861
	4/23/2019	PSU				75	298	596				$97,178
	4/23/2019	RSU							298			$61,829
	4/23/2019	RSU							4,820			$1,000,054
	4/23/2019	NQSO								2,870	$207.48	$123,640
Robert Hanson	NA	AMIP	127,633	510,531	1,021,063
	6/26/2019	PSU				651	2,602	5,204				$659,555
	6/26/2019	PSU				0	10,810	16,215				$2,000,066
	6/26/2019	RSU							2,703			$500,109
	6/26/2019	RSU							5,203			$962,659
	6/26/2019	NQSO								12,299	$185.02	$481,260
	7/11/2019	PSU				2,530	5,059	10,118				$1,000,013
David Klein (7)	NA	AMIP	178,116	712,463	1,424,927
	4/23/2019	PSU				603	2,410	4,820				$785,901
	4/23/2019	RSU							2,410			$500,027
	4/23/2019	NQSO								21,075	$207.48	$1,000,220
NA = Not Applicable

(1)The amounts shown in these columns reflect the short-term cash incentive bonuses that potentially could have been earned during fiscal year 2020 based upon the achievement of Company performance goals under our AMIP. The actual award paid to each named executive officer under the AMIP for fiscal 2020 is set forth above in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. More information regarding short-term cash incentive bonuses under our AMIP can be found in the CD&A under the heading “Short-Term Cash Incentives: Fiscal 2020 AMIP.”
(2)These amounts represent the number of shares of Class A Stock that may be issued to the named executive officers pursuant to the terms of PSU awards granted under our Long-Term Stock Incentive Plan (“LTSIP”). The PSU awards granted on April 23, 2019 provide for a range of potential payouts (based on our TSR performance relative to that of companies in the S&P 500 Index) and for settlement in shares of Class A Stock. These relative TSR PSUs are generally scheduled to vest, if at all, on May 1, 2022 based on the level of achievement for the performance criteria associated with these awards.
The PSU awards granted to Mr. Hanson on June 26, 2019 provide for a range of potential payouts (based on our net debt leverage ratio) for settlement in shares of Class A Stock. These Net Debt Leverage Ratio PSUs are generally scheduled to vest, if at all, on May 1, 2022 based on the level of achievement for the performance criteria associated with these awards.

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The Wine and Spirits Division PSUs granted to Mr. Hanson on July 11, 2019 provide for a range of potential payouts (based on the market performance and margin profile of a strategic portion of our wine and spirits division) for settlement in shares of Class A Stock. These Wine and Spirits Leadership PSUs are generally scheduled to vest, if at all, on May 1, 2022 based on the level of achievement for the performance criteria associated with these awards.
The terms of the fiscal 2020 PSU awards are further described in the CD&A under the heading “Long-Term Equity Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2020.”
(3)These amounts represent the number of RSUs granted to the named executive officers under our LTSIP. Any payouts associated with the vesting of these awards will be made in shares of Class A Stock. Further information concerning these awards can be found in the CD&A under the heading “Long-Term Equity Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2020.” These RSUs generally are scheduled to vest at 25% of the award per year at each of the first four anniversaries of May 1, 2019.
(4)These amounts represent the number of options to purchase shares of Class 1 Stock granted to the named executive officer under our LTSIP. These stock options are scheduled to vest and become exercisable at 25% of the award per year at each of the first four anniversaries of the grant date. Further information concerning these awards can be found in the CD&A under the heading “Long-Term Equity Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2020.” No trading market exists for Class 1 Stock. Class 1 Stock may be converted into shares of Class A Stock on a one-for-one basis, provided such conversion is permitted only if the holder immediately sells the Class A Stock. Under the LTSIP, the fair market value of a share of Class 1 Stock is equal to the fair market value of a share of Class A Stock unless the Human Resources Committee of the Board determines otherwise.
(5)The exercise price of these stock options, which relate to Class 1 Stock (for which there is no public trading market), is the NYSE closing price of a share of Class A Stock on the grant date.
(6)These amounts represent the full grant date fair value of the PSUs, RSUs, and stock options, respectively, granted in fiscal 2020. This represents the aggregate amount that we expected to expense for such grants in accordance with FASB ASC Topic 718 over the grants’ respective vesting schedules. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations.
(7)Upon his resignation, Mr. Klein forfeited his AMIP for fiscal 2020 and his PSU, RSU, and stock option awards granted in April 2019 included in this table.

Employment Agreements
Each of our named executive officers is party to an executive employment agreement with us. We entered into executive employment agreements with Messrs. Robert Sands and Richard Sands in May 2008. In January 2015, we entered into an executive employment agreement with Mr. Newlands. We entered into executive employment agreements with each of Messrs. Hankinson, Hanson, and Klein in January 2020, June 2019, and June 2015, respectively.

The term of the agreements with each of our named executive officers expires at the end of our fiscal year, at which time they each automatically renew for an additional one-year period. Each agreement will continue to renew for successive one-year periods unless we provide at least 180 days’ notice of a decision not to renew such agreement. These agreements provide for an initial minimum annual base salary level for each executive, which may be adjusted upward by the Human Resources Committee. The actual fiscal 2020 base salaries for the named executive officers are set forth above in the Summary Compensation Table. The severance benefits provided under the employment agreements are summarized under the subheading “Potential Payments upon Termination or Change-in-Control.” The employment agreements do not provide for any specific perquisites or other personal benefits for our named executive officers during their terms of employment.

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Outstanding Equity Awards at February 29, 2020

The following table presents information concerning outstanding stock option, RSU, and PSU awards to each of our named executive officers as of February 29, 2020.

Name	Grant Date	Grant Type	Option Awards(1)				Stock Awards(2)
			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(3)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5)	Market Value of Shares or Units of Stock That Have Not Vested(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
William A. Newlands	4/28/2015	NQSO	17,160		117.12	4/28/2025
	4/25/2016	NQSO	12,662	4,220	156.84	4/25/2026
	4/25/2016	RSU					564	97,222
	4/21/2017	NQSO	10,264	10,263	172.09	4/21/2027
	4/21/2017	RSU					1,362	234,782
	4/21/2017	PSU					2,577	444,223
	4/23/2018	NQSO	4,890	14,668	228.26	4/23/2028
	4/23/2018	RSU					1,920	330,970
	4/23/2018	PSU							2,561	441,465
	11/1/2018	PSU							17,424	3,003,549
	4/23/2019	NQSO		50,579	207.48	4/23/2029
	4/23/2019	RSU					5,784	997,046
	4/23/2019	PSU							11,568	1,994,092
Robert Sands	4/5/2011	NQSO	274,000		20.60	4/5/2021
	4/3/2012	NQSO	212,380		24.50	4/3/2022
	4/26/2013	NQSO	114,560		47.79	4/26/2023
	4/28/2014	NQSO	72,010		79.61	4/28/2024
	4/28/2015	NQSO	64,460		117.12	4/28/2025
	4/25/2016	NQSO	40,626	13,542	156.84	4/25/2026
	4/25/2016	RSU					1,810	312,008
	4/21/2017	NQSO	28,886	28,886	172.09	4/21/2027
	4/21/2017	RSU					3,833	660,733
	4/21/2017	PSU					7,251	1,249,927
	4/23/2018	NQSO	11,370	34,110	228.26	4/23/2028
	4/23/2018	RSU					4,465	769,677
	4/23/2018	PSU							5,954	1,026,351
	4/23/2019	NQSO		85,985	207.48	4/23/2029
Richard Sands	4/5/2011	NQSO	435,780		20.60	4/5/2021
	4/3/2012	NQSO	357,030		24.50	4/3/2022
	4/26/2013	NQSO	167,370		47.79	4/26/2023
	4/28/2014	NQSO	105,200		79.61	4/28/2024
	4/28/2015	NQSO	94,170		117.12	4/28/2025
	4/25/2016	NQSO	59,356	19,785	156.84	4/25/2026
	4/21/2017	NQSO	42,486	42,484	172.09	4/21/2027
	4/23/2018	NQSO	16,724	50,171	228.26	4/23/2028
	4/23/2019	NQSO		73,087	207.48	4/23/2029

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Name	Grant Date	Grant Type	Option Awards(1)				Stock Awards(2)
			Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(3)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested(5)	Market Value of Shares or Units of Stock That Have Not Vested(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)
Garth Hankinson	4/26/2013	NQSO	2,270		47.79	4/26/2023
	4/28/2014	NQSO	1,550		79.61	4/28/2024
	4/28/2015	NQSO	1,470		117.12	4/28/2025
	4/25/2016	NQSO	1,701	566	156.84	4/25/2026
	4/25/2016	RSU					70	12,067
	4/21/2017	NQSO	1,232	1,232	172.09	4/21/2027
	4/21/2017	RSU					145	24,995
	4/21/2017	PSU					276	47,577
	4/23/2018	NQSO	610	1,829	228.26	4/23/2028
	4/23/2018	RSU					197	33,959
	4/23/2018	PSU							263	45,336
	11/1/2018	PSU							7,468	1,287,334
	4/23/2019	NQSO		2,870	207.48	4/23/2029
	4/23/2019	RSU					298	51,369
	4/23/2019	RSU					4,820	830,872
	4/23/2019	PSU							596	102,738
Robert Hanson	6/26/2019	NQSO		12,299	185.02	6/26/2029
	6/26/2019	RSU					2,703	465,943
	6/26/2019	RSU					5,203	896,893
	6/26/2019	PSU							5,204	897,066
	6/26/2019	PSU							10,810	1,863,428
	7/11/2019	PSU							2,530	436,121
David Klein	4/23/2018	NQSO	3,661		228.26	4/21/2020

(1)Stock options relate to Class 1 Stock, which upon exercise are convertible to Class A Stock. The vesting schedule for all stock option awards set forth in the table is 25% of the award per year at each of the first four annual anniversaries of the grant date. In addition, all such stock options would vest (or continue to vest) upon the occurrence of certain events, as set forth under the heading “Potential Payments upon Termination or Change-in-Control” and subheading “Outstanding Equity Awards.”
(2)Unvested RSU awards, and PSU awards whose performance periods have been completed (but whose related service vesting periods extend beyond the end of fiscal 2020) are reflected in the first two columns of this section, while PSUs with performance periods extending beyond the end of fiscal 2020 are reflected in the final two columns.
(3)The exercise price of a stock option is the NYSE closing price for a share of Class A Stock on the grant date.
(4)All stock option awards set forth in the table were granted with ten-year terms. Vested options are generally exercisable for 90 days following termination of employment unless special treatment is provided as set forth under the heading “Potential Payments upon Termination or Change-in-Control” and subheading “Outstanding Equity Awards.”
(5)The vesting schedule for all RSU awards in the table is 25% of the award per year at each of the first four anniversaries of May 1 of the year of grant. In addition, all RSU awards would vest (or continue to

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vest) upon the occurrence of certain events, as set forth under the heading “Potential Payments upon Termination or Change-in-Control” and subheading “Outstanding Equity Awards.”
The vesting of the April 21, 2017 PSU awards is based on our fiscal 2018-2020 TSR performance as compared to companies in the S&P 500 Index. In April 2020, the Committee certified that fiscal 2018-2020 performance resulted in 48th percentile performance, and the number of units associated with this performance level is included in this column. These PSU awards required continued service through May 1, 2020 and were paid out to each named executive officer on or immediately after such date. Therefore, those awards are reflected in the table as they had not vested as of the end of fiscal 2020.
(6)These amounts are based on the February 29, 2020 NYSE closing price of $172.38 for a share of Class A Stock.
(7)The vesting of the April 23, 2018 PSU awards is based on our fiscal 2019-2021 TSR performance as compared to companies in the S&P 500 Index. Based on our fiscal 2019 and 2020 TSR performance as compared to companies in the S&P 500 Index, the amounts set forth in this column assume a payout at the target level for these awards. The actual payout, if any, requires that the named executive officer remains employed with us until the May 1, 2021 service vesting date, and any actual payout of shares may be less than the amount reflected.
The vesting of the April 23, 2019 PSU awards is based on our fiscal 2020-2022 TSR performance as compared to companies in the S&P 500 Index. Based on our fiscal 2020 TSR performance as compared to companies in the S&P 500 Index, the amounts set forth in this column assume a payout at the maximum level for these awards. The actual payout, if any, requires that the named executive officer remains employed with us until the May 1, 2022 service vesting date, and any actual payout of shares may be less than the amount reflected.
The vesting of the June 26, 2019 PSU award is based on our net debt leverage ratio performance as of February 28, 2022. These PSU awards have a target and maximum level of performance and do not have a threshold level of performance. Therefore, based on our performance through fiscal 2020, the amounts set forth in this column assume a payout at the target level for these awards. The actual payout, if any, for these PSUs will be determined based on our future net debt leverage ratio (and whether the named executive officer remains employed with us until the May 1, 2022 service vesting date), and any actual payout of shares may be less than the amount reflected.
The vesting of the July 11, 2019 PSU award is based on the market performance and margin profile of a strategic portion of our wine and spirits division as of February 28, 2022. Based on our fiscal 2020 performance against the performance metrics for this award, the amounts set forth in this column assume a payout at the threshold level for these awards. The actual payout, if any, requires that the named executive officer remains employed with us until the May 1, 2022 service vesting date, and any actual payout of shares may be less than the amount reflected.
In addition, all PSU awards would either vest at the target level or on a pro-rated basis upon the occurrence of certain events, as set forth under the heading “Potential Payments upon Termination or Change-in-Control” and subheading “Outstanding Equity Awards.” Further information concerning the fiscal 2020 awards can be found in the CD&A under the heading “Long-Term Equity Incentive Awards” and subheading “Named Executive Officer Awards – Fiscal 2020” and in the Grants of Plan-Based Awards in Fiscal 2020 table.

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Option Exercises and Stock Vested in Fiscal 2020

The following table presents information concerning stock option exercises and shares of stock acquired upon vesting of RSU or PSU awards by each of the named executive officers in fiscal 2020:

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
William A. Newlands			3,353	$730,734
Robert Sands	330,330	$61,068,107	10,267	$2,240,089
Richard Sands	538,520	$99,556,192	—	$—
Garth Hankinson	6,960	$1,267,605	376	$81,960
Robert Hanson	4,056	$592,632	—	$—
David Klein	114,482	$14,659,451	3,119	$680,058

(1)These amounts reflect the aggregate of the differences between the exercise price of the stock option and the market price of a share of Class A Stock at the time of exercise for each stock option exercised by a named executive officer in fiscal 2020.
(2)These amounts reflect the value realized from the vesting of RSU and PSU awards on the vesting date, the value of which were based on the NYSE closing price for a share of Class A Stock on that date, plus accrued dividend equivalents paid out at the time of vesting.

Pension Benefits

We do not maintain any tax-qualified pension plans or nonqualified or supplemental defined benefit plans. We maintain the Constellation Brands, Inc. 401(k) and Profit Sharing Plan, a tax qualified, defined contribution plan described above under the subheading “Savings Plans and Health and Welfare Benefits.”

Nonqualified Deferred Compensation

Effective December 31, 2018, the Company amended the 2005 Supplemental Executive Retirement Plan (“2005 SERP”) to freeze participation in and future contributions to the plan, to continue to credit participant balances resulting from investment gains and losses, and to distribute such amounts pursuant to the terms of the plan. Its predecessor plan, the Supplemental Executive Retirement Plan (collectively with the 2005 SERP, the “SERP”), was previously similarly frozen.

Effective January 1, 2019, certain employees, including each of the named executive officers, became eligible to participate in our Non-Qualified Savings Plan (“NQSP”), which is a nonqualified deferred compensation plan. The NQSP is designed to provide participants with the benefit of the company non-elective contributions that could not be made to their accounts under the 401(k) and Profit Sharing Plan due to Internal Revenue Code limitations. The NQSP also provides participants with an elective deferral opportunity and is designed to satisfy the requirements of Section 409A of the Internal Revenue Code.

For service prior to January 1, 2019, the Company makes non-elective contributions to the SERP, and for service on or after January 1, 2019, the Company makes non-elective contributions to the NQSP. Such contributions are made on behalf of each eligible participant, including our named executive officers, and are equal to the amount of the non-elective contributions that a participant would have otherwise received under the 401(k) and Profit Sharing Plan on the portion of his or her salary that exceeded the applicable Internal Revenue Code limits. Participants do not make contributions under the SERP. Each year, participants may elect to defer a portion of their base salary and annual cash incentive bonus into the NQSP.

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Participants may direct the investment of their accounts under the SERP and the NQSP into investment options that are similar to those offered under our 401(k) and Profit Sharing Plan. Company non-elective contributions to the SERP and NQSP are immediately vested. Accounts under the SERP are distributed in a single lump-sum payment six months following a participant’s separation from service. Participants elect distribution of each year’s account under the NQSP in a specified number of annual installments or a lump-sum payment commencing upon either separation from service or a specified date. See the following tables for additional information.

Fiscal 2020 Nonqualified Deferred Compensation Table

Name	Plan	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/Distributions	Aggregate Balance at Last FYE (4)
William A. Newlands	SERP		$—	$3,204	$—	$52,796
	NQSP	$123,404	$22,219	$1,173	$—	$138,159
Robert Sands	SERP		$—	$308	$—	$1,713,380
	NQSP	$—	$24,347	$—	$—	$—
Richard Sands	SERP		$—	$(96,735)	$—	$1,804,610
	NQSP	$—	$20,468	$—	$—	$—
Garth Hankinson	SERP		$—	$68	$—	$973
	NQSP	$—	$1,030	$—	$—	$—
Robert Hanson	SERP		$—	$—	$—	$—
	NQSP	$14,808	$4,483	$(975)	$—	$13,833
David Klein	SERP		$—	$4,829	$—	$52,965
	NQSP	$68,846	$13,512	$248	$—	$82,302

(1)The SERP does not provide for elective deferrals. Amounts in this column consist of amounts withheld from a named executive officer’s compensation otherwise payable during fiscal 2020 and deferred into the NQSP. All of these amounts are reflected in the Summary Compensation Table.
(2)During fiscal 2020, our named executive officers were eligible to receive a 3% non-elective contribution on compensation that exceeded the IRS limit that applies to the 401(k) and Profit Sharing Plan. Such contributions are reported in the fiscal year in which they are accrued or earned, regardless of the fiscal year in which the contribution is actually made to the SERP or the NQSP. All of these amounts are reflected in the Summary Compensation Table.
(3)Earnings are credited in accordance with the named executive officer’s investment direction. These amounts represent the aggregate earnings during fiscal 2020 on the accounts held for each named executive officer under the SERP and the NQSP. None of these amounts are reflected in the Summary Compensation Table.
(4)Of the amounts in this column, the following amounts have also been reported in the Summary Compensation Table for fiscal 2019 and fiscal 2018:

Name	Previously Reported Aggregate Balance for FY19	Previously Reported Aggregate Balance for FY18
William A. Newlands	$32,920	$18,543
Robert Sands	$1,679,849	$1,652,326
Richard Sands	$1,868,928	$1,896,947
Garth Hankinson	$—	$—
Robert Hanson	$—	$—
David Klein	$33,655	$20,791

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Potential Payments upon Termination or Change-in-Control

In the event of specified terminations of employment, or a change-in-control of the company, our named executive officers would become entitled to certain payments and benefits under their respective employment agreements, the terms of their outstanding equity awards under the LTSIP, our AMIP, our SERP, and our NQSP. The following information describes and quantifies the compensation and benefits for our named executive officers that would have become payable if a named executive officer’s employment had terminated on February 29, 2020, or if a change-in-control of the company occurred on February 29, 2020, based on the terms and conditions of their respective employment agreement, and our agreements, plans, and arrangements in effect on such date. These benefits are in addition to the benefits generally available to salaried employees, such as our 401(k) and Profit Sharing Plan, 1989 Employee Stock Purchase Plan, life and disability insurance programs, and medical, dental, and vision benefits.

Employment Agreements
The employment agreements with our named executive officers in effect as of the end of fiscal 2020 provide for specified post-termination payments and benefits in the event of the occurrence of certain termination events. In order to receive the payments and benefits set forth below, a terminating executive must execute a release in favor of us and agree not to compete with us without our consent for a period of three years in the case of Messrs. Robert Sands and Richard Sands, or two years in the case of each of the other executives (other than Mr. Hanson, whose post-termination restrictive covenants are limited as required by California law). The employment agreements also prohibit the executives, for a period of 18 months after termination in the case of Messrs. Robert Sands or Richard Sands, and for a period of 12 months after termination in the case of the other executives, from seeking to induce our employees to leave their employment with us. Finally, the agreements provide the executives with certain indemnification rights and prohibit the executives, whether during or after employment, from divulging our confidential information or trade secrets or using such information in connection with any outside business activity.

Under the employment agreement with each of our named executive officers, post-termination payments and benefits are triggered in the event that the executive’s employment terminates upon the expiration of the employment agreement, or if (i) the executive voluntarily terminates his employment for “good reason,” or (ii) the executive’s employment is involuntarily terminated by us for any reason other than “for cause.” Under the 2008 employment agreements with Messrs. Robert Sands and Richard Sands, post-termination payments and benefits are also triggered in the event of the executive’s (i) death, (ii) disability (which requires the executive to be unable to perform his duties for six months as determined by the Board), or (iii) retirement (which requires the executive to be at least 60 years of age and have 10 years of service). These triggering terminations are each referred to as a “qualifying termination.” As of February 29, 2020, each of Messrs. Robert Sands and Richard Sands were eligible for retirement under the terms of their respective employment agreement. Under the employment agreements with our named executive officers, a qualifying termination results in:

•in the case of Messrs. Robert Sands and Richard Sands, a lump-sum payment equal to three (3) times base salary and three (3) times the average annual bonus paid to the executive over the prior three (3) fiscal years; and in the case of all other named executive officers, a lump-sum payment equal to two (2) times base salary and two (2) times the average annual bonus paid to the executive over the prior three (3) fiscal years;
•payments equal to the total monthly cost of the executive’s medical and dental coverage in effect at the time of termination extending for 36 months in the case of Messrs. Robert Sands and Richard Sands and 24 months in the case of the other named executive officers;
•in the case of all named executive officers, outplacement services for a period of up to 18 months;
•in the case of Messrs. Robert Sands and Richard Sands, continued personal use of our corporate aircraft, when not needed for business purposes, at comparable levels to that provided over the

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three-year period prior to termination and continued participation in our annual product allowance program, in each case, for a period of three (3) years following termination; and
•following a change-in-control of the Company, in the case of Messrs. Robert Sands and Richard Sands, payment of any excise taxes, penalties or interest attributed to payments related to a change-in-control under Sections 280G and 4999 of the Internal Revenue Code on a grossed-up basis.

Each of our named executive officers’ agreements defines a “for cause” termination to mean that we terminate the executive for (i) any intentional, non-incidental misappropriation of our funds or property; (ii) unreasonable (and persistent) neglect or refusal to perform his duties (and which is not remedied within 30 days after written notice); (iii) the material breach of any restrictive covenant, or divulging our confidential information or trade secrets or using such information in connection with any outside business activity; or (iv) a conviction of a felony.

The agreements with each of our named executive officers define a “good reason” termination as the executive’s ability to terminate his employment for the occurrence of any of the following events without his consent: (i) a material reduction of the executive’s employment band or his duties and responsibilities; (ii) a material reduction of the executive’s base salary; or, (iii) a material breach of the executive’s employment agreement by us. Under the agreements with Messrs. Robert Sands and Richard Sands, a “good reason” termination also includes an action by us to move their principal workplace to a location more than 30 miles from our headquarters or an immaterial reduction of the executive’s base salary. Under the agreement with Mr. Hanson, a “good reason” termination also includes an action by us to move his principal workplace to a location more than 50 miles from our San Francisco office.

The following table presents information concerning the post-termination payments each named executive officer would have received under his respective employment agreement in connection with a qualifying termination as of February 29, 2020. Mr. Klein voluntarily resigned without good reason effective January 13, 2020, and did not receive any severance or any other additional compensation or benefits in connection with his departure.

Name	Severance Pay	Medical and Dental	Aircraft/Auto	Product Allowance	Outplacement Services and Relocation Services(1)	Estimated Excise Tax Gross-Ups(2)	Total
William A. Newlands	$5,175,677	$31,675	NA	NA	$14,000	NA	$5,221,352
Robert Sands	$9,652,334	$36,118	$2,633,201	$30,000	$14,000	$—	$12,365,653
Richard Sands	$8,793,903	$34,842	$2,505,685	$30,000	$14,000	$—	$11,378,430
Garth Hankinson	$1,542,998	$31,675	NA	NA	$14,000	NA	$1,588,673
Robert Hanson	$1,923,373	$23,228	NA	NA	$14,000	NA	$1,960,601
NA = Not Applicable

(1)We have estimated the cost of providing each named executive officer with 18 months of outplacement services at $14,000.
(2)We do not believe any excise tax gross-up payments would have been incurred due to a termination of the employment of any named executive officer on February 29, 2020 in connection with a change-in-control. Pursuant to the terms of their employment agreements, only Messrs. Robert Sands and Richard Sands are eligible for an excise tax gross-up payment under such circumstances. The employment agreements with each of our other named executive officers provides for a “best net” approach under which the severance payment is either reduced to an amount $1 below that which would subject the executive to the excise tax or, if it would provide a greater net payment to the executive after the payment of any excise tax, paid in full without any gross-up payment from us.

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These payments would be made pursuant to the terms of the employment agreements and in accordance with Section 409A of the Internal Revenue Code. Generally, severance pay and six months’ worth of medical and dental payments would be paid on the first business day of the seventh month following the officer’s separation from service with monthly medical and dental payments continuing thereafter until fully paid.

Outstanding Equity Awards

The unvested equity awards held by each of the named executive officers are described above in the Outstanding Equity Awards at February 29, 2020 table. We made each of those awards pursuant to our LTSIP. The following chart summarizes the various vesting provisions in our outstanding awards under our LTSIP that were not fully vested as of February 29, 2020:

Potential Equity Vesting Triggers(1)
Equity Type (Grant Year)	Change-in-Control	Qualifying Termination following a Change-in-Control	Death or Disability	Retirement	For Cause Termination	Other Voluntary or Involuntary Termination
Stock Options (pre-fiscal 2015)	Yes	No	Yes(2)	Yes(2)	No	No
Stock Options (fiscals 2015-2017)	Yes	No	Yes(3)	Yes(4)	No	No
Stock Options (fiscals 2018-2020)	No	Yes(5)	Yes	Yes(6)	No	No
RSUs (fiscals 2016-2017)	Yes	No	Yes	Yes(7)	No	No
RSUs (fiscals 2018-2020)	No	Yes(5)	Yes	Yes(6)	No	No
PSUs (fiscal 2017)	Yes(8)	No	Yes(8)	Yes(9)	No	No
PSUs (fiscals 2018-2020)	No	Yes(5)	Yes(8)	Yes(9)	No	No

(1)As defined in the LTSIP and the applicable award agreements issued thereunder.
(2)Provide for an exercise period of one year (or, if earlier, until the stock option expiration date).
(3)Vest at 100% with an exercise period of three years (or, if earlier, until the stock option expiration date).
(4)Vest at 100% upon continuous service through the first November 1 following the grant date, with an exercise period of three years (or, if earlier, until the stock option expiration date).
(5)In the event of a change-in-control of the company in which the outstanding equity awards are assumed or replaced by the acquirer, if the executive is involuntarily terminated by the company without cause, or voluntarily terminates employment for good reason, in each case within 24 months following the occurrence of the change-in-control: (i) outstanding stock options shall become fully vested and exercisable and shall be exercisable for 90 days following such termination; (ii) outstanding RSUs shall become fully vested and shall be delivered within 30 days following such termination; and (iii) outstanding PSUs shall become vested at target and shall be delivered within 30 days following such termination.
(6)Continue to vest on vesting schedule upon continuous service through the first November 1 following the grant date, based on compliance with restrictive covenants through each such vesting date.
(7)Vest at 100% upon continuous service through the first November 1 following the grant date.
(8)Vest at target level.
(9)For relative TSR PSUs and the Wine and Spirits Division PSUs, vest at the end of the performance period based upon the Company’s actual performance during the full performance period and pro-rated for the portion of the performance period during which the executive officer served prior to retirement; and vesting is dependent upon continuous employment until November 1 in the year of grant. The Net Debt Leverage PSUs granted in fiscal 2019 and fiscal 2020 do not provide for pro-rated

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payment upon retirement, and instead provide for forfeiture upon retirement prior to the end of the performance period.

As of February 29, 2020, Messrs. Newlands, Robert Sands, and Richard Sands would have been eligible for the retirement treatment set forth above.

In the event of a termination or change-in-control event that resulted in accelerated vesting of outstanding equity awards (as set forth above), the values of (i) unvested in-the-money stock options, (ii) unvested RSUs, and (iii) the target amount of unvested PSUs, in each case, held by each of the named executive officers as of February 29, 2020 (based on the NYSE closing price of $172.38 for a share of Class A Stock on such date) were as follows:

Name	Unvested In-the-Money Stock Options	Unvested RSUs	Unvested PSUs at Target
William A. Newlands	$68,555	$1,660,019	$4,911,623
Robert Sands	$218,820	$1,742,417	$2,347,988
Richard Sands	$319,779	$—	$—
Garth Hankinson	$9,153	$953,261	$1,434,202
Robert Hanson	$—	$1,362,836	$3,184,031

Mr. Klein forfeited all of his unvested stock options, RSUs, and PSUs in connection with his resignation effective January 13, 2020.

Annual Management Incentive Program Payments. Our AMIP is described in the CD&A under the heading “Short-Term Cash Incentives: Fiscal 2020 AMIP.” The fiscal 2020 award program provides that in the event a named executive officer’s employment terminates for any reason other than retirement (defined as attained age 60 with at least five years of service), disability, death, or involuntary termination without cause prior to the end of the performance period, the named executive officer forfeits all rights to a short-term cash incentive bonus payment for such period. In the event of a named executive officer’s retirement, disability, death, or involuntary termination without cause prior to the end of the performance period, the named executive officer will become entitled to a pro-rated portion of the short-term cash incentive bonus payment that would have been payable had the individual not terminated employment. Such bonus, if any, will be paid at the same time bonuses are paid to similarly situated participants who do not terminate employment. Actual payouts under the plan to the named executive officers for fiscal 2020 are set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Non-Qualified Savings Plan. This plan is described under the heading “Nonqualified Deferred Compensation.” In the event of any termination of employment as of February 29, 2020, each named executive officer (or, in the case of death, the named executive officer’s beneficiary) would be entitled to receive the value of his respective vested plan account balance set forth in the table under the heading “Nonqualified Deferred Compensation.” In the event of a change-in-control (as defined by the plan), we would make lump sum payments of account balances to participants within 90 days of the change-in-control event.

Supplemental Executive Retirement Plans. Our supplemental executive retirement plans are described under the heading “Nonqualified Deferred Compensation.” In the event of any termination of employment as of February 29, 2020, each named executive officer (or, in the case of death, the named executive officer’s beneficiary) would be entitled to receive the value of his respective vested plan account balance set forth in the table under the heading “Nonqualified Deferred Compensation.” In the event of a change-in-control (as defined by the plans), we would make lump sum payments of account balances to participants within 90 days of the change-in-control event.

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CEO Pay Ratio
For fiscal 2020, the annual total compensation of our Chief Executive Officer is $9,392,650, and the annual total compensation of our median employee is $40,373. The ratio of the annual total compensation of our CEO to the annual total compensation of our median employee is approximately 233 to 1. This pay ratio is a reasonable estimate, calculated in a manner consistent with the applicable SEC requirements. We re-identified our median employee this year based on the information available in our human resources information system, and we include all U.S. and non-U.S. employees, full and part-time employees, and temporary and seasonal employees in the universe of possible employees when identifying our median employee.

We determined our median employee as of the last day of our 2020 fiscal year, the same date that we use for determining the compensation of our CEO under the SEC executive compensation disclosure rules. For purposes of identifying our median employee, we calculate compensation as the sum of: (i) annualized base salary (not including overtime); (ii) target bonus as of the determination date; and (iii) target equity award percentage of base salary (multiplied by annualized base salary to provide a dollar value). We do not make cost of living adjustments for the compensation of employees based outside of the U.S. We convert the compensation paid to non-U.S. employees in local currency to U.S. dollars using the applicable exchange rate in effect as of the determination date.

Once we identify our median employee, we calculate his or her compensation under the Summary Compensation Table rules in a manner that is consistent with the calculation of our CEO’s compensation, without any adjustments or estimates. In this manner, the compensation of our CEO in the Summary Compensation Table matches the compensation that we use for our median employee for purposes of the CEO pay ratio. The SEC requirements for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us.

Proposal 3 – Advisory Vote on Executive Compensation

Pursuant to Section 14A of the Exchange Act added by the Dodd-Frank Act and related SEC rules, we are seeking stockholder support for an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement. This is often referred to as a “say-on-pay” vote.

As described above in the Compensation Discussion and Analysis, we have designed the elements of our executive compensation program to operate together in a manner that seeks to reward our named executive officers for their respective abilities and day-to-day service, assistance with the achievement of annual goals and financial targets, and contributions toward enhancing long-term stockholder value. We believe the overall design of our executive compensation program has provided the intended results, and we continue to periodically review the program elements in an effort to maintain or improve the alignment of the executive compensation program with our strategic priorities and with our performance. We believe our compensation is market competitive and has resulted in the attraction, motivation and retention of executives who can contribute to our future success. In addition, we believe the program creates a strong linkage between pay and performance through our incentive bonuses and equity awards such that executives will receive higher compensation in more successful periods and lower compensation during less successful periods.

We conduct a say-on-pay vote every year, and last conducted a say-on-pay vote at the 2019 Annual Meeting of Stockholders. At that meeting, stockholders approved our executive compensation as disclosed in the 2019 Proxy Statement with approximately 97% of the vote being cast in favor of approval.

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This proposal gives you, as a stockholder, the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address specific items of compensation, but rather the overall compensation of our named executive officers and our executive compensation policies and programs as described in this Proxy Statement. This vote is advisory, which means that the vote is not binding on the Company, the Board, or the Human Resources Committee. Even though it is not binding, we will describe in our next Proxy Statement how we considered the results of this vote and how that consideration affected our executive compensation decisions and policies.

For the reasons stated above, we believe the compensation of our named executive officers is deserving of stockholder support. Accordingly, we ask you to vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Vote Required

The adoption of the foregoing resolution requires the affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. With respect to this advisory vote, holders of Class A Stock and holders of Class B Stock will vote together as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.

The Board of Directors recommends that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement and, accordingly, recommends that you vote “FOR” Proposal 3. Unless you properly direct otherwise, the shares represented by your proxy, if properly submitted and not revoked, will be voted FOR such proposal.

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OTHER MATTERS

As of the date of this Proxy Statement, the Board does not intend to present, and has not been informed that any other person intends to present, any matter at the Meeting other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment.

Proxy Solicitation Costs

This solicitation of proxies is being made by the Board of Directors of the Company, and the cost of such solicitation will be borne by the Company. In addition to solicitation by use of the Internet and the mail, directors, officers, or regular employees of the Company, without extra compensation, may solicit proxies in person or by telephone, facsimile, Internet, or electronic mail. Banks, brokerage firms, and other entities holding stock for others in their names or in the names of nominees are requested to forward the proxy materials to the beneficial owners of such shares. If requested, the Company will reimburse such persons for their reasonable expenses in forwarding the proxy materials.

Stockholder Proposals for the 2021 Annual Meeting

Stockholder Proposals and Director Nominations for Inclusion in the Proxy Statement for the 2021 Annual Meeting
In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Exchange Act to be included in our Proxy Statement to be issued in connection with our 2021 Annual Meeting of Stockholders, such proposal must be received by us no later than the close of business on February 5, 2021, unless the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or after July 21, 2021, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. Any such proposal must also otherwise comply with the requirements of the SEC relating to stockholder proposals.

Other Proposals and Nominations for Presentation at the 2021 Annual Meeting
Section 1.13 of our By-Laws requires advance notice of stockholder business and nominations to be considered at a meeting of stockholders. Those requirements define the procedures that a stockholder of the Company must follow if the stockholder intends to nominate a person for election to the Company’s Board of Directors or to propose other business to be considered directly at an annual or special meeting of stockholders, rather than for inclusion in our Proxy Statement. These procedures include, among other things, that the stockholder of record give timely notice to the Secretary of the Company of the nomination or other proposed business, that the notice contain specified information, and that the stockholder comply with certain other requirements.

Generally, in the case of an annual meeting of stockholders, a stockholder’s notice in order to be timely must be delivered in writing to the Secretary of the Company, at its principal executive office, no later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the immediately preceding year’s annual meeting. As specified in our By-Laws, different notice deadlines apply in the case of a special meeting, or when the date of an annual meeting is more than 30 days before or more than 70 days after the first anniversary of the prior year’s meeting.

Accordingly, assuming that the Company’s 2021 Annual Meeting of Stockholders is held not more than 30 days before or more than 70 days after the anniversary of the Company’s 2020 Annual Meeting of Stockholders, the stockholder must deliver a notice of such nomination or proposal to the Company’s Secretary no later than the close of business on March 23, 2021, and no earlier than the close of business on February 21, 2021, and comply with the requirements of our By-Laws. In accordance with our By-Laws, the Chairperson of the 2021 Annual Meeting of Stockholders may determine, if the facts warrant, that a nomination or other proposal has not been properly brought before the meeting and, therefore, may be disregarded and not be considered at the meeting. These procedures are only a summary of the

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provisions regarding stockholder nominations of directors and proposals of other business in our By-Laws. Please refer to our By-Laws for more information on these requirements.

A copy of the Company’s By-Laws specifying the advance notice requirements for proposing business or director nominations has been filed with the SEC and is available on the SEC’s website. See the subheading “Corporate Governance Committee” for information regarding submission of a recommendation of a director nominee for consideration by the Corporate Governance Committee.

All such communications regarding the 2021 Annual Meeting of Stockholders must be provided in writing and be directed to the attention of the Company’s Secretary, Constellation Brands, Inc., 207 High Point Drive, Building 100, Victor, New York 14564.

The Chairperson or other officer presiding at the annual meeting has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our By-Laws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2021 Annual Meeting of Stockholders, and such nomination or other proposal is not delivered within the time frame specified in our By-Laws, then the person(s) appointed by the Board and named in the proxies for the 2021 Annual Meeting of Stockholders may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

Householding of Proxy Materials

The Company and some brokers “household” the Annual Report and proxy materials, delivering a single copy of each to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, including the Annual Report, or if you are receiving multiple copies of the proxy materials and wish to receive only one, please notify your broker, if your shares are held in a brokerage account, or the Company, if you hold registered shares, at which time we will promptly deliver separate copies of the materials to each of the affected stockholders or discontinue the practice, according to your wishes. You can notify us by sending a written request to Constellation Brands, Inc., Attn: Investor Relations, 207 High Point Drive, Building 100, Victor, New York 14564 or by telephone at 888-922-2150.

Available Information; Website Materials

Our Code of Business Conduct and Ethics and our Global Code of Responsible Practices for Beverage Alcohol Advertising and Marketing are available on our website at www.cbrands.com/story/policies. Our Chief Executive Officer and Senior Financial Executive Code of Ethics, policy regarding Communications from Stockholders or Other Interested Parties, Board of Directors’ Corporate Governance Guidelines, and the charters of the Audit Committee, the Corporate Governance Committee and the Human Resources Committee are available on our website at www.cbrands.com/investors and are also available in print to any stockholder who requests them. Such requests should be directed to Constellation Brands, Inc., Attn: Investor Relations, 207 High Point Drive, Building 100, Victor, New York 14564. Additionally, any amendments to, and waivers granted to our directors and executive officers under, our codes of ethics referred to above will be posted in this area of our website.

Throughout this Proxy Statement, we refer to materials that are available on our website. Such materials are not made a part of this Proxy Statement and are not incorporated by reference.

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QUESTIONS AND ANSWERS

Why am I receiving these materials?

The Board of Directors has made these materials available to you over the Internet or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Meeting. The Meeting is scheduled to be held on Tuesday, July 21, 2020 at 11:00 a.m. (EDT), via online audio broadcast. This solicitation is for proxies for use at the Meeting or at any reconvened meeting after an adjournment or postponement of the Meeting.

What constitutes a quorum?

Holders of shares representing a majority of the outstanding aggregate voting power of Class A Stock and Class B Stock entitled to vote at the Meeting, present at the Meeting in person or by proxy, will constitute a quorum. Shares represented by proxies marked as abstentions will be counted toward determining the presence of a quorum. Shares with respect to which broker non-votes occur will be counted as shares present for purposes of determining whether a quorum is present at the Meeting.

What are the voting rights of holders of Class A Common Stock and Class B Common Stock?

Except as otherwise required by Delaware law, holders of Class A Stock and holders of Class B Stock will vote together as a single class on all matters other than the election of directors as set forth below. When holders of Class A Stock and holders of Class B Stock vote together as a single class, each holder of Class A Stock is entitled to one (1) vote for each share of Class A Stock registered in such holder’s name, and each holder of Class B Stock is entitled to ten (10) votes for each share of Class B Stock registered in such holder’s name. Therefore, holders of Class A Stock are entitled to cast a total of 167,954,251 votes for proposals at the Meeting and holders of Class B Stock are entitled to cast a total of 232,918,740 votes for proposals at the Meeting.

How do I vote my shares?

If your shares are owned directly in your name in an account with the Company’s stock transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record of those shares in your account and you have the right to vote those shares. If your shares are held in an account with a broker or other nominee, you are considered a “beneficial” stockholder of those shares, which are held in “street name.” The broker or other nominee is considered the stockholder of record for those shares. As a beneficial owner, you have the right to instruct the broker or other nominee how to vote those shares.

Stockholders who receive a proxy card for Class A Stock and a proxy card for Class B Stock must sign and return both proxy cards in accordance with their respective instructions or submit a proxy by telephone or via the Internet at www.proxyvote.com with respect to both Class A Stock and Class B Stock in order to ensure the voting of the shares of each class owned. The shares represented by your proxy will be voted at the Meeting as directed by your proxy.

How can I vote my shares and participate at the Meeting?

The Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/STZ2020. To participate in the Meeting, you will need the 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Meeting. However, even if

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you plan to attend the Meeting online, the Company recommends that you vote your shares in advance at www.proxyvote.com, so that your vote will be counted if you later decide not to attend the Meeting.

How can I vote my shares without attending the Meeting?

To vote your shares without attending the Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the proxy materials by mail, you may also vote by signing and submitting your proxy card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. This way your shares will be represented whether or not you are able to attend the Meeting.

How can I change my vote?

You may revoke your proxy at any time before the proxy is exercised by delivering a written revocation to the Secretary of the Company or by submitting a proxy bearing a later date by telephone, via the Internet, or in writing.

What vote is required for the proposals, and how are votes counted for those proposals?

	Proposal	Required Vote	Routine/Non-Routine	Treatment of Abstentions	Treatment of Broker Non-Votes
1	To elect the twelve directors named in this proxy statement
Under Delaware law and the Company’s certificate of incorporation and by-laws, directors are elected by a plurality of the votes cast (the highest number of votes cast) by the holders of the shares entitled to vote in person or by proxy. *
			Non-Routine	No effect ***	No effect ***
2	To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2021	Affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. **	Routine	Have the effect of a vote against	Broker non-votes should not occur with respect to routine matters
3	To approve, by an advisory vote, the compensation of the named executive officers	Affirmative vote of a majority of the votes entitled to be cast by stockholders present in person or represented by proxy at the Meeting. **	Non-Routine	Have the effect of a vote against	No effect ***

* Pursuant to the Company’s certificate of incorporation and based on the number of shares of Class A Stock and Class B Stock that were outstanding on the Record Date, holders of Class A Stock, voting as a separate class, are entitled to elect one-fourth of the number of directors to be elected at the Meeting (rounded up to the next number if the total number of directors to be elected is not evenly divisible by four). Holders of Class A Stock and holders of Class B Stock, voting as a single class, are entitled to elect the remaining number of directors to be elected at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share. Since the Board nominated twelve (12) directors, holders of Class A Stock will be entitled to elect three (3) directors and holders of Class A Stock and holders of Class B Stock, voting as a single class, will be entitled to elect nine (9) directors. Because the directors are elected by a plurality of the votes cast in each election, votes that are withheld (including broker non-votes) will not affect the outcome of the elections.

Constellation Brands, Inc. 2020 Proxy Statement	#WORTHREACHINGFOR I 69

PROXY STATEMENT	Questions and Answers	Table of Contents
** With respect to these proposals, holders of Class A Stock and holders of Class B Stock are entitled to vote as a single class at the Meeting, with holders of Class A Stock having one (1) vote per share and holders of Class B Stock having ten (10) votes per share.
*** Not included in numerator or denominator.

What is a routine matter and what is a broker non-vote?

The rules of the NYSE determine whether proposals presented at stockholder meetings are routine or non-routine. If a proposal is routine, a broker or other nominee holding shares for an owner in “street name” may vote on the proposal without receiving voting instructions from the owner under certain circumstances. If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions. “Broker non-votes” occur when brokers or other nominees submit proxies relating to shares held in “street name” that they may vote with respect to at least one of, but not all, the matters to be considered at the Meeting because they have not received instructions from the respective beneficial owners of the shares.

What if I do not specify how I want my shares voted?

The shares represented by your proxy will be voted FOR the election of each of the director nominees named in Proposal 1 unless you specifically withhold authority to vote for one or more of the director nominees. Unless you properly direct otherwise, the shares represented by your proxy will be voted FOR Proposals 2 and 3.

Electronic Access to Proxy Materials and Annual Report

This Proxy Statement and our 2020 Annual Report are available on our website at
www.cbrands.com/annual-meeting.

Instead of receiving paper copies of next year's Proxy Statement and Annual Report by mail, you can elect to receive an e-mail message that will provide a link to those documents online. By opting to access your proxy materials online, you will:

•Gain faster access to your proxy materials;
•Save us the cost of producing and mailing documents to you; and
•Help preserve environmental resources.

Constellation Brands stockholders who have enrolled in the electronic access service previously will receive their materials online this year.

How do I inspect the list of Stockholders of Record?

Prior to the Meeting, a list of stockholders of record as of the Record Date will be available for inspection during ordinary business hours at our offices at 207 High Point Drive, Building 100, Victor, NY 14564. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/STZ2020.

Instructions for the Virtual Meeting

You are entitled to attend the Meeting only if you were a stockholder of record as of the Record Date, or you hold a valid proxy for the Meeting. You may attend the Meeting, vote, and submit a question during the Meeting by visiting www.virtualshareholdermeeting.com/STZ2020 and using your 16-digit control number included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials to enter the Meeting.

Constellation Brands, Inc. 2020 Proxy Statement	#WORTHREACHINGFOR I 70

PROXY STATEMENT	Questions and Answers	Table of Contents
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

How can I submit a question?

If you wish to submit a question, you may do so in two ways. If you want to ask a question any time before 11:59 p.m. (EDT) on July 20, 2020, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on "Question for Management," type in your question, and click "Submit." Alternatively, if you want to submit your question the day of the Meeting, beginning at 10:45 a.m. (EDT) you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/STZ2020, type your question into the "Ask a Question" field, and click "Submit."

Questions pertinent to meeting matters will be answered during the Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Meeting matters and therefore will not be answered.

May 29, 2020

Constellation Brands, Inc. 2020 Proxy Statement	#WORTHREACHINGFOR I 71

PROXY STATEMENT	Appendix 1: Reconciliation of Non-GAAP Items	Table of Contents

Appendix 1: Reconciliation of Non-GAAP Items

Reconciliation of Canopy Equity Losses and Related Activities (“Canopy EIE”), Reported Basis (GAAP) to EBIT, Comparable Basis (Non-GAAP)

	Fiscal 2020 Performance	Fiscal 2019 Performance
(in millions)
Equity losses and related activities, reported basis - Canopy EIE (1)	$(575.9)	$(2.6)
Plus (Less): Comparable adjustments	354.2	(13.9)
Equity losses and related activities, comparable basis - Canopy EIE	$(221.7)	$(16.5)

(1)Equity losses and related activities are included in income (loss) from unconsolidated investments.

Reconciliation of Net Income (Loss), Reported Basis (GAAP) to EBIT, Comparable Basis (Non-GAAP)

	Fiscal 2020 Performance	Fiscal 2019 Performance
(in millions)
Net income (loss), reported basis	$21.4	$3,459.1
Plus (Less): Provision for (benefit from) income taxes	(966.6)	685.9
Plus: Interest expense	428.7	367.1
Plus: Loss on extinguishment of debt	2.4	1.7
EBIT	(514.1)	4,513.8
Plus (Less): Comparable adjustments
Acquisitions, divestitures, and related costs (1)	(51.2)	(56.9)
Restructuring and other strategic business development costs (2)	607.1	26.0
Other (3)	2,502.1	(1,850.0)
Comparable adjustments	3,058.0	(1,880.9)
EBIT, comparable basis	2,543.9	2,632.9
Less: Equity losses and related activities - comparable basis, EIE	(221.7)	(16.5)
EBIT - comparable basis, excluding Canopy EIE	$2,765.6	$2,649.4

(1)For fiscal 2020, consists primarily of a net gain recognized in connection with the sale of the Black Velvet Canadian Whisky business and a gain related to the remeasurement of our previously held equity interest in Nelson’s Green Brier Distillery, LLC to the acquisition-date fair value; partially offset by flow through of inventory basis adjustments associated with our investment in Canopy Growth Corporation. For fiscal 2019, consists primarily of a net gain recognized in connection with the sale of our remaining interest in our previously-owned Australian and European business and a gain on the sale of certain assets, partially offset by transaction and other acquisition-related costs recognized in connection with the November 2018 investment in Canopy Growth Corporation.
(2)For fiscal 2020, consists primarily of impairments of long-lived assets held for sale and costs to optimize our portfolio, gain efficiencies, and reduce our cost structure primarily within the wine and spirits segment. Additionally for fiscal 2020, and primarily for fiscal 2019, consists of costs recognized in connection with the development of a program specifically intended to identify opportunities for

Constellation Brands, Inc. 2020 Proxy Statement	#WORTHREACHINGFOR I 72

PROXY STATEMENT	Appendix 1: Reconciliation of Non-GAAP Items	Table of Contents
further streamlining of processes and improving capabilities, linking strategy with execution, prioritizing resources, and enabling a new enterprise resource planning system.
(3)For fiscal 2020, consists primarily of an unrealized net loss from the mark to fair value of our investments in Canopy Growth Corporation and costs associated with Canopy Growth Corporation equity losses and related activities, partially offset by an unrealized gain from the June 2019 modification of the terms of the November 2018 Canopy Warrants. For fiscal 2019, consists primarily of an unrealized net gain from the mark to fair value of our investments in Canopy Growth Corporation partially offset by an impairment of certain Ballast Point intangible assets.

Reconciliation of Net Cash Provided by Operating Activities (GAAP) to FCF (Non-GAAP)

	Fiscal 2020 Performance	Fiscal 2019 Performance
(in millions)
Net cash provided by operating activities	$2,551.1	$2,246.3
Less: Purchases of property, plant and equipment	(726.5)	(886.3)
FCF	$1,824.6	$1,360.0

Constellation Brands, Inc. 2020 Proxy Statement	#WORTHREACHINGFOR I 73

[THIS PAGE LEFT INTENTIONALLY BLANK]
CONSTELLATION BRANDS, INC
ATTN: LEGAL
207 HIGH POINT DRIVE BLDG. 100
VICTOR, NY 14564

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, July 20, 2020. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/STZ2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, July 20, 2020. Have this proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D15503-P40305-Z77215

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY
CONSTELLATION BRANDS, INC.
The Board of Directors recommends you vote FOR
the following:
For
All

Withhold
All

For All
Except

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Class A Stockholders
1. Election of Directors
Nominees:
01) Christy Clark
02) Jennifer M. Daniels
03) Jerry Fowden
04) Ernesto M. Hernandez
05) Susan Somersille Johnson
06) James A. Locke III

07) Jose Manuel Madero Garza
08) Daniel J. McCarthy
09) William A. Newlands
10) Richard Sands
11) Robert Sands
12) Judy A. Schmeling

The Board of Directors recommends you vote FOR the following proposals:

2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2021

3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement

For Against Abstain

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box
and write them on the back where indicated.
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

[THIS PAGE LEFT INTENTIONALLY BLANK]

Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.	Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.
Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D15504-P40305-Z77215

CONSTELLATION BRANDS, INC.
Annual Meeting of Stockholders
July 21, 2020 11:00 AM
This proxy is solicited by the Board of Directors

You hereby appoint James O. Bourdeau and Brian Bennett, or either of them, proxies for you with full power of substitution to vote all shares of Class A Common Stock, par value $.01 per share, of CONSTELLATION BRANDS, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, July 21, 2020 at 11:00 a.m. (EDT) and any adjournment thereof (the "Meeting"). Class A Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect nine (9) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Class A Common Stock entitled to vote appears on the back of this card.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. UNLESS DIRECTED OTHERWISE, THE PROXIES WILL VOTE THE SHARES FOR THE ELECTION OF ALL THE NOMINEES LISTED ON THE REVERSE SIDE (PROPOSAL 1), FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF SAID PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN AND DATE ON THE BACK IF YOU ARE SUBMITTING YOUR PROXY BY MAIL. YOU NEED NOT MARK ANY BOXES.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

[THIS PAGE LEFT INTENTIONALLY BLANK]

CONSTELLATION BRANDS, INC
ATTN: LEGAL
207 HIGH POINT DRIVE BLDG. 100
VICTOR, NY 14564

Use the Internet to transmit voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, July 20, 2020. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create an electronic voting instruction form.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com	VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com
VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com
During The Meeting - Go to www.virtualshareholdermeeting.com/STZ2020
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Monday, July 20, 2020. Have this proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D15505-P40305-Z77215

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

CONSTELLATION BRANDS, INC.

For Withhold

For All

To withhold authority to vote for any individual

The Board of Directors recommends you vote FOR
the following:

All

All

Except

nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Class B Stockholders
1. Election of Directors
Nominees:
01) Christy Clark
02) Jennifer M. Daniels
03) James A. Locke III
04) Jose Manuel Madero Garza
05) Daniel J. McCarthy

06) William A. Newlands
07) Richard Sands
08) Robert Sands
09) Judy A. Schmeling

The Board of Directors recommends you vote FOR the following proposals:

For Against Abstain

2. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2021

3. To approve, by an advisory vote, the compensation of the Company's named executive officers as disclosed in the Proxy Statement

NOTE: In their discretion, the proxies are authorized to act on such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes and/or comments, please check this box
and write them on the back where indicated.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners)

[THIS PAGE LEFT INTENTIONALLY BLANK]

Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.	Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.
Please note there are two proxy cards, one for Class A Stockholders and one for Class B Stockholders. Stockholders who receive a Class A proxy card and a Class B proxy card must vote the shares represented by each card separately.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D15506-P40305-Z77215

CONSTELLATION BRANDS, INC.
Annual Meeting of Stockholders
July 21, 2020 11:00 AM
This proxy is solicited by the Board of Directors

You hereby appoint James O. Bourdeau and Brian Bennett, or either of them, proxies for you with full power of substitution to vote all shares of Class B Common Stock, par value $.01 per share, of CONSTELLATION BRANDS, INC. (the "Company") that you would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held online on Tuesday, July 21, 2020 at 11:00 a.m. (EDT) and any adjournment thereof (the "Meeting"). Class A Stockholders, voting as a separate class, are entitled to elect three (3) directors at the Meeting. Class A Stockholders and Class B Stockholders, voting as a single class, are entitled to elect nine (9) directors at the Meeting. Please refer to the Proxy Statement for details. The number of shares of Class B Common Stock entitled to vote appears on the back of this card.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. UNLESS DIRECTED OTHERWISE, THE PROXIES WILL VOTE THE SHARES FOR THE ELECTION OF ALL THE NOMINEES LISTED ON THE REVERSE SIDE (PROPOSAL 1), FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF SAID PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. TO APPROVE THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIMPLY SIGN AND DATE ON THE BACK IF YOU ARE SUBMITTING YOUR PROXY BY MAIL. YOU NEED NOT MARK ANY BOXES.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side